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                                     FORM OF

                 SERIES 199__-__ SUPPLEMENTAL INDENTURE OF TRUST


                                 BY AND BETWEEN


                        UNION FINANCIAL SERVICES-1, INC.


                                       AND


                             NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION,
                                   AS TRUSTEE


                         -------------------------------

                        DATED AS OF [____________, 199__]

                         -------------------------------


                           AUTHORIZING THE ISSUANCE OF

                                   $__________
                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                 SERIES 199__-__
                                 [NOTE CLASSES]



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


                                -----------------
                                TABLE OF CONTENTS
                                -----------------

     (This Table of Contents is for convenience of reference only and is not intended to define, limit or describe the purpose or intent of any provisions of this Supplemental Indenture of Trust.)

                                                                            Page
                                                                            ----

PARTIES AND PREAMBLES AND RECITALS . . . . . . . . . . . . . . . . . . . . .  1

                                    ARTICLE I

DEFINITIONS AND USE OF PHRASES . . . . . . . . . . . . . . . . . . . . . . .  2

                                   ARTICLE II

                          SERIES 199__-__ NOTE DETAILS,
                         FORM OF SERIES 199__-__ NOTES,
                       REDEMPTION OF SERIES 199__-__ NOTES
                  AND USE OF PROCEEDS OF SERIES 199__-__ NOTES

Section 2.01.  Series 199__-__ Note Details. . . . . . . . . . . . . . . . .  3
Section 2.02.  Redemption of the Series 199__-__ Notes . . . . . . . . . . .  6
Section 2.03.  Delivery of Series 199__-__ Notes . . . . . . . . . . . . . .  8
Section 2.04.  Trustee's Authentication Certificate. . . . . . . . . . . . .  9
Section 2.05.  Deposit of Series 199__-__ Note Proceeds. . . . . . . . . . .  9
Section 2.06.  Forms of Series 199__-__ Notes. . . . . . . . . . . . . . . . 10

                                   ARTICLE III

                             AMENDMENT OF INDENTURE

Section 3.01.  Amendment of Indenture. . . . . . . . . . . . . . . . . . . . 10

                                   ARTICLE IV

                               GENERAL PROVISIONS

Section 4.01.  Date of Execution . . . . . . . . . . . . . . . . . . . . . . 11
Section 4.02.  Laws Governing. . . . . . . . . . . . . . . . . . . . . . . . 11
Section 4.03.  Severability. . . . . . . . . . . . . . . . . . . . . . . . . 11
Section 4.04.  Exhibits  . . . . . . . . . . . . . . . . . . . . . . . . . . 11

                                    ARTICLE V

APPLICABILITY OF INDENTURE . . . . . . . . . . . . . . . . . . . . . . . . . 12

TESTIMONIUM              . . . . . . . . . . . . . . . . . . . . . . . . . . 13
SIGNATURES AND SEALS     . . . . . . . . . . . . . . . . . . . . . . . . . . 13
ACKNOWLEDGMENTS          . . . . . . . . . . . . . . . . . . . . . . . . . . 13

APPENDIX A--   Certain Terms and Provisions of the Class [199__A-__] [Auction]
               Rate Notes. . . . . . . . . . . . . . . . . . . . . . . . . .A-1
APPENDIX B--   Certain Terms and Provisions of the Class [199__-B__] [INDEX]
               Rate Notes. . . . . . . . . . . . . . . . . . . . . . . . . .B-1
APPENDIX C--   Certain Terms and Provisions of the Class [199__-C__] [FIXED]
               [INDEX] Rate Notes. . . . . . . . . . . . . . . . . . . . . .B-1

EXHIBIT A--    Form of Class [199__A-__] Senior [Auction] Rate Notes . . . .A-1
EXHIBIT B--    Form of Class [199__B-__] Subordinate [INDEX] Rate Notes. . .B-1
EXHIBIT C--    Form of Class [199__C-__] Junior Subordinate [FIXED] [INDEX]
               Rate Notes. . . . . . . . . . . . . . . . . . . . . . . . . .C-1
EXHIBIT D--    Series 199__-__ Closing Cash Flow Projections . . . . . . . .D-1
EXHIBIT E--    Series 199__-__ Closing Cash Flow Projections . . . . . . . .E-1
EXHIBIT F--    Notice of Payment Default . . . . . . . . . . . . . . . . . .F-1
EXHIBIT G--    Notice of Cure of Payment Default . . . . . . . . . . . . . .G-1
EXHIBIT H--    Notice of Proposed Change in Length of One or More Auction
               Periods   . . . . . . . . . . . . . . . . . . . . . . . . . .H-1
EXHIBIT I--    Notice Establishing Change in Length of One or More Auction
               Periods   . . . . . . . . . . . . . . . . . . . . . . . . . .I-1
EXHIBIT J--    Notice of Change in Auction Date. . . . . . . . . . . . . . .J-1
EXHIBIT K--    Notice of Proposed Adjustment to Percentage Used in Determining
               [Maximum Auction Rate] [All Hold Rate] [Non-Payment Rate] . .K-1
EXHIBIT L--    Notice Establishing New Percentage Used in Determining [Maximum
               Auction Rate] [All Hold Rate] [Non-Payment Rate]. . . . . . .L-1

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                 SERIES 199__-__ SUPPLEMENTAL INDENTURE OF TRUST
- -------------------------------------------------------------------------------


     THIS SERIES 199__-__ SUPPLEMENTAL INDENTURE OF TRUST (this "Supplemental Indenture"), dated as of [__________, 199__,] is by and between the UNION FINANCIAL SERVICES-1, INC., a corporation duly organized and existing under the laws of the State of Nevada (the "Issuer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association duly organized and operating under the laws of the United States of America and authorized to exercise corporate trust powers, with its principal place of business and corporate trust office located in Minneapolis, Minnesota (together with its successors, the "Trustee"), as trustee hereunder (all capitalized terms used in these preambles, recitals and granting clauses shall have the same meanings assigned thereto in Article I hereof);

                              W I T N E S S E T H:

     WHEREAS, the Issuer has previously entered into an Amended and Restated Indenture of Trust dated as of June 15, 1996 (as previously supplemented and amended, the "Indenture") between the Issuer and the Trustee;

     WHEREAS, the Issuer desires to enter into this Supplemental Indenture in order to issue Additional Notes pursuant to the terms of the Indenture, including Section 2.12 thereof;

     WHEREAS, the Issuer represents that it is duly created as a corporation under the laws of the State and that by proper action it has duly authorized the issuance of $__________ of its Taxable Student Loan Asset-Backed Notes,
Series 199__-__ consisting of _____ Classes, designated as Class [1996__A-__] Notes (the "Class [1996__A-__] Notes"), Class [1996__A-__] Notes (the
"Class [1996__A-__] Notes"), Class [1996__B-__] Notes (the "Class [1996__B-__]
Notes") and Class [1996__C-__] Notes (the "Class [1996__C-__] Notes")] (collectively, the "Series 199__-__ Notes"), and it has by proper corporate action authorized the execution and delivery of this Supplemental Indenture;

     WHEREAS, the Series 199__-__ Notes constitute Additional Notes as defined in the Indenture;

     WHEREAS, the Trustee has agreed to accept the trusts herein created upon the terms herein set forth; and


     NOW, THEREFORE, it is mutually covenanted and agreed as follows:

                                    ARTICLE I

                         DEFINITIONS AND USE OF PHRASES

     All words and phrases defined in Article I of the Indenture shall have the same meaning in this Supplemental Indenture, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Supplemental Indenture unless the context clearly requires otherwise:

     ["AUTHORIZED DENOMINATIONS" means _______________________________________.]

     ["CUSTODIAN AGREEMENT" means the Custodian Agreement dated as of
       ___________, 199__ between the Trustee and                   .]

     ["PLACEMENT AGENT" means ______________________________________________.]

     ["RATING AGENCY" means _________________________________________________.]

     ["RESERVE FUND REQUIREMENT" means ______________________________________.]

     ["SELLER" means, with respect to the Financed Eligible Loans acquired from the proceeds of the Series 199__-__ Notes, ____________________, a ____________
corporation.]

     ["SERIES 199__-__ NOTES" means the Union Financial Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Series 199__-__ issued pursuant to the Indenture and this Supplemental Indenture in the aggregate principal amount of $____________, consisting of [designate Classes].]

     ["SERVICER" means, with respect to the Financed Eligible Loans acquired from the proceeds of the Series 199__-__ Notes, ____________________, a _______________ corporation.]

     ["SERVICING AGREEMENT" means the Servicing Agreement, dated as of __________, 199__ between the Issuer and ____________________.]

     ["STUDENT LOAN PURCHASE AGREEMENT" means that certain Loan Sale and Commitment Agreement dated as of __________, 199__ between the Issuer and the Seller.]

     ["UNDERWRITER" means __________________________________________________.]

     Words importing the masculine gender include the feminine gender. Words importing persons include firms, associations and corporations. Words importing the singular number include the plural number and vice versa. Additional terms are defined in the body of this Supplemental Indenture and the Appendices hereto.

     In the event that any term or provision contained herein with respect to the Series 199__-__ Notes shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplemental Indenture shall govern.

                                   ARTICLE II

                          SERIES 199__-__ NOTE DETAILS,
                         FORM OF SERIES 199__-__ NOTES,
                       REDEMPTION OF SERIES 199__-__ NOTES
                  AND USE OF PROCEEDS OF SERIES 199__-__ NOTES

     Section 2.01.  SERIES 199__-__ NOTE DETAILS.

          (a) The aggregate principal amount of the Series 199__-__ Notes which may be initially authenticated and delivered under this Supplemental Indenture is limited to $___________, consisting of [$___________ of Class [199__A-__] Notes, $__________ of Class [199__B-__] Notes and
     $___________ of Class [199__C-__] Notes], [except for Series 199__-__ Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of Notes pursuant to Sections 2.03 and 2.04 of the Indenture]. The Class [199__A-__] Notes shall be issued in _____ separate subclasses (each a "subclass" of the Class [199__A-__] Notes) consisting of $__________ of Class [199__A-__] Notes and $__________ of Class [199__A-__] Notes. The
     Class [199__A-__] Notes and the Class [199__A-__] Notes shall be known and designated as "Union Financial Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Class [199__A-__] Senior [Auction] Rate Notes" with the appropriate -__ or -__ designation, the Class [199__B-__] Notes shall be known and designated as "Union Financial Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Class [199__B-__] Subordinate [INDEX] Rate Notes" and the Class [199__C-__] Notes shall be known and designated as "Union Financial Services-1, Inc., Taxable Student Loan Asset-Backed Notes,
     Class [199__C-__] Junior-Subordinate [FIXED] [INDEX] Rate Notes." The Series 199__-__ Notes shall be issuable only as fully registered notes in the Authorized Denominations. The Series 199__-__ Notes of each class and subclass shall each be lettered "R" and shall be numbered separately from 1 upwards.

          The Class [199__A-__] Notes (also known as "Auction Rate Notes") shall be dated their Date of Issuance and shall bear interest payable on each Interest Payment Date for such subclass, except that Auction Rate Notes issued upon transfer, exchange or other replacement shall bear interest from the most recent Interest Payment Date to which interest has been paid, or if no interest has been paid, from the Date of Issuance. The
     Class [199__A-__] Notes shall mature on July 1, ____ and the
     Class [199__A-__] Notes shall mature on July 1, ____. Interest on the Class [199__A-__] Notes and the Class [199__A-__] Notes shall be computed on the basis of a 360-day year and actual days elapsed. The terms of and definitions related to the Auction Rate Notes are found in Article I hereof and Appendix A to this Supplemental Indenture.

          The Class [199__B-__] Notes (also known as "Class [199__B-__] [INDEX] Rate Notes") shall be dated their Date of Issuance and shall bear interest, payable on each Interest Payment Date, commencing ________, 199__, except that Class [199__B-__] Notes which are issued upon transfer, exchange or other replacement shall bear interest from the most recent Interest Payment Date to which interest has been paid, or if no interest has been paid, from the date of the Class [199__B-__] Notes. The Class [199__B-__] Notes shall mature on July 1, ____ in the principal amount of $__________. Interest on the Class [199__B-__] Notes shall be computed on the basis of a 360-day year and actual days elapse. The terms of and definitions related to the Class [199__B-__] [INDEX] Rate Notes are found in Article I hereof and Appendix B to this Supplemental Indenture.

          [The Class [199__C-__] Notes (also known as "Class [199__C-__] [FIXED] [INDEX] Rate Notes") shall be dated their Date of Issuance and shall bear interest, payable on each Interest Payment Date, commencing ________, 199__, except that Class [199__C-__] Notes which are issued upon transfer, exchange or other replacement shall bear interest from the most recent Interest Payment Date to which interest has been paid, or if no interest has been paid, from the date of the Class [199__C-__] Notes. The
     Class [199__C-__] Notes shall mature on July 1, ____ in the principal amount of $__________. Interest on the Class [199__C-__] Notes shall be computed on the basis of a 360-day year and actual days elapse. The terms of and definitions related to the Class [199__C-__] [FIXED] [INDEX] Rate Notes are found in Article I hereof and Appendix C to this Supplemental Indenture.]

          The principal of the Series 199__-__ Notes due at its Stated Maturity or redemption in whole shall be payable at the Principal Office of the Trustee in Minneapolis, Minnesota, or at the Principal Office of its successor in trust upon presentation and surrender of the Series 199__-__ Notes. Payment of interest and principal paid subject to a redemption on any Series 199__-__ Note shall be made to the Registered Owner thereof by check or draft mailed on the Interest Payment Date by the Trustee to the Registered Owner at his address as it last appears on the registration books kept by the Trustee at the close of business on the Record Date for such interest payment date, but any such interest not so timely paid or duly provided for shall cease to be payable to the Registered Owner thereof at the close of business on the Record Date and shall be payable to the Registered Owner thereof at the close of business on a special record date (a "Special Record Date") for the payment of any such defaulted interest. Such Special Record Date shall be fixed by the Trustee whenever moneys become available for payment of the defaulted interest, and notice of such Special Record Date shall be given to the Registered Owners of the Series 199__-__ Notes not less than 10 days prior thereto by first-class mail to each such Registered Owner as shown on the Trustee's registration books on the date selected by the Trustee, stating the date of the Special Record Date and the date fixed for the payment of such defaulted interest. Payment of interest to the Securities Depository or its nominee shall, and at the written request addressed to the Trustee of any other Registered Owner owning at least

     $1,000,000 principal amount of the Series 199__-__ Notes, payments of interest shall, be paid by wire transfer within the United States to the bank account number filed no later than the Record Date or Special Record Date with the Trustee for such purpose. All payments on the Series 199__-__ Notes shall be made in lawful money of the United States of America.

          (b) Except as otherwise provided in this Section, the Series 199__-__ Notes [designate Classes] in the form of one global note for each Stated Maturity date of each such series or subclass shall be registered in the name of the Securities Depository or its nominee and ownership thereof shall be maintained in book-entry form by the Securities Depository for the account of the Agent Members. Initially, each Series 199__-__ Note and each Series 199__-__ Note shall be registered in the name of CEDE & Co., as the nominee of The Depository Trust Company. Except as provided in subsection (d) of this Section, the Series 199__-__ Notes [designate Classes] may be transferred, in whole but not in part, only to the Securities Depository or a nominee of the Securities Depository or to a successor Securities Depository selected or approved by the Issuer or to a nominee of such successor Securities Depository. Each global note shall bear a legend substantially to the following effect: "Except as otherwise provided in the Indenture, this global note may be transferred, in whole but not in part, only to another nominee of the Securities Depository (as defined in the Indenture) or to a successor Securities Depository or to a nominee of a successor Securities Depository." [The [designate Classes] shall be issued as definitive Notes registered in the name of the Registered Owner or any nominee of the Registered Owner.]

          (c) Except as otherwise provided herein, the Issuer and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Securities Depository or any Agent Member with respect to any beneficial ownership interest in the Series 199__-__ Notes,
     (ii) the delivery to any Agent Member, beneficial owner of the Series 199__-__ Notes or other Person, other than the Securities Depository, of any notice with respect to the Series 199__-__ Notes or
     (iii) the payment to any Agent Member, beneficial owner of the Series 199__-__ Notes or other Person, other than the Securities Depository, of any amount with respect to the principal of or interest on the Series 199__-__ Notes. So long as the certificates for the Series 199__-__ Notes issued under this Supplemental Indenture are not issued pursuant to subsection (d) of this Section the Issuer and the Trustee may treat the Securities Depository as, and deem the Securities Depository to be, the absolute owner of the Series 199__-__ Notes for all purposes whatsoever, including, without limitation, (A) the payment of principal of and interest on such Series 199__-__ Notes, (B) giving notices of redemption and other matters with respect to such Series 199__-__ Notes and (C) registering transfers with respect to such Series 199__-__ Notes. In connection with any notice or other communication to be provided to the Registered Owners pursuant to this Supplemental Indenture by the Issuer or the Trustee with respect to any consent or other action to be taken by the Registered Owners, the Issuer or the Trustee, as the case may be, shall establish a record date for such consent or other action and, if the Securities Depository shall hold all of the Series 199__-__ Notes, give the Securities Depository notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible. Such notice to the Securities Depository shall be given only when the Securities Depository is the sole Registered Owner.

          (d) If at any time the Securities Depository notifies the Issuer and the Trustee that it is unwilling or unable to continue as Securities Depository with respect to any or all of the Series 199__-__ Notes or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act or other applicable statute or regulation and a successor Securities Depository is not appointed by the Issuer within 90 days after the Issuer receives notice or becomes aware of such condition, as the case may be, subsections (b) and (c) of this Section shall no longer be applicable and the Issuer shall execute and the Trustee shall authenticate and deliver certificates representing the Series 199__-__ Notes as provided below. In addition, the Issuer may determine at any time that the Series 199__-__ Notes shall no longer be represented by global certificates and that the provisions of subsections
     (b) and (c) of this Section shall no longer apply to the Series 199__-__ Notes. In such event, the Issuer shall execute and the Trustee shall authenticate and deliver certificates representing the Series 199__-__ Notes as provided below. Certificates for the Series 199__-__ Notes issued in exchange for a global certificate pursuant to this subsection shall be registered in such names and authorized denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct in writing the Issuer and the Trustee, and upon which written instructions the Trustee may rely without investigation. The Trustee shall promptly deliver such certificates representing the Series 199__-__ Notes to the Persons in whose names such Notes are so registered.

     Section 2.02.  REDEMPTION OF THE SERIES 199__-__ NOTES.

          [(a) MANDATORY REDEMPTION.

               (i) Subject to the provisions of Section 2.02(d) hereof, the Series 199__-__ Notes [designate Classes] are subject to mandatory redemption by the Issuer, in whole or in part, on any Interest Payment Date with respect to the [designate Classes] of Series 199__-__ Notes being redeemed at a redemption price equal to the principal amount thereof plus interest accrued, if any, to the date of redemption thereof from moneys in the Note Redemption Fund available therefor pursuant to Section 5.06 of the Indenture.

               (ii) Subject to the provisions of Section 2.02(d) hereof, the Series 199__-__ Notes [designate Classes] are also subject to mandatory redemption by the Issuer at a redemption price equal to the principal amount thereof plus interest accrued, if any, to the date of redemption thereof from moneys in the Note Redemption Fund available therefor pursuant to Section 5.06 hereof, (i) for the 199__-__ Notes, on the Interest Payment Date next succeeding

          [__________, 199__] and (ii) for the Series 199__-__ Notes, on the
          next Interest Payment Date thereafter, to the extent that a balance exists in the Series 199__-__ Loan Account of the Student Loan Fund, such anticipated excesses to be determined by estimate as of 30 days prior to said Interest Payment Dates; provided, however, that if 30 days prior to said Interest Payment Dates, the Issuer files with the Trustee a certificate that such balances may be invested at a rate of return until a subsequent Interest Payment Date which, together with other available Revenues and cash balances, will produce sufficient cash flows to permit the timely retirement of the Series 199__-__ Notes, which cash flows shall not assume the refunding of the Series 199__-__ Notes, and such conclusions are approved by each Rating Agency, then such call for redemption need not be made; and provided that the Trustee shall have received an opinion of Note Counsel to the effect that the failure to redeem Notes as provided in this Section 2.02(a)(ii)(A) would not cause the Notes to fail to be characterized as indebtedness of the Issuer for federal income tax purposes.

               (iii) The Series 199__-__ Notes which are Senior Notes shall be subject to mandatory redemption at a redemption price equal to 100% of the principal amount thereof plus accrued interest on any Interest Payment Date within 60 days from when moneys are deposited in the Senior Note Redemption Account pursuant to Section 5.03(j) of the Indenture.

               (iv) The Series 199__-__ Notes which are Subordinate Notes shall be subject to mandatory redemption at a redemption price equal to 100% of the principal amount thereof plus accrued interest on any Interest Payment Date within 60 days from when moneys are deposited in the Senior Note Redemption Account pursuant to Section 5.03(j) of the Indenture.

               [(v) The Series 199__-__ Notes which are Junior-Subordinate Notes shall be subject to mandatory redemption at a redemption price equal to 100% of the principal amount thereof plus accrued interest on any Interest Payment Date within 60 days from when moneys are deposited in the Senior Note Redemption Account pursuant to Section 5.03(j) of the Indenture.]


          [(b) OPTIONAL REDEMPTIONS AND OPTIONAL PURCHASE.

               (i) Subject to the provisions of Section 2.02(d) hereof, the Class [199__-__] Notes and the Class [199__-__] Notes are subject to redemption at the option of the Issuer from any source of funds in whole or in part on any Interest Payment Date for such subclass at a redemption price equal to the principal amount of the Class [199__-__] Notes being redeemed, plus interest accrued, if any, to the date of redemption.

               (ii) Subject to the provisions of Section 2.02(d) hereof, the Class [199__-__] Notes are subject to redemption at the option of the Issuer from any source of funds in whole or in part on any Interest Payment Date on or after [__________, ____], at a redemption price equal to the principal amount of the Class [199__-__] Notes being redeemed, plus interest accrued, if any, to the date of redemption.

               (iii) EXTRAORDINARY OPTIONAL REDEMPTION. Subject to the provisions of Section 2.02(d) hereof, the Series 199__-__ Notes shall also be subject to extraordinary optional redemption, at the option of the Issuer, at a redemption price equal to the principal amount of the Series 199__-__ Notes being redeemed, plus accrued interest to the date of redemption, without premium in whole or in part on any Interest Payment Date, if the Issuer reasonably determines that it is unable to acquire Financed Eligible Loans, that the rate of return on Financed Eligible Loans has materially decreased, or that the costs of administering the Trust Estate have placed unreasonable burdens upon the ability of the Issuer to perform its obligations under this Indenture.

               (iv) OPTIONAL PURCHASE.  Subject to the provisions of
          Section 2.02(d) hereof, the Issuer may purchase or cause to be purchased all of the Notes on any Interest Payment Date on which the aggregate current principal balance of the Notes shall be less than or equal to 10% of the initial aggregate principal balance of the Notes on the respective Date of Issuance, at a purchase price equal to the aggregate current principal balance of such Notes, plus accrued interest on the Notes through the day preceding the Interest Payment Date on which the purchase occurs. The amount deposited pursuant to this subsection (iv) shall be paid to the Registered Owners on the related Interest Payment Date following the date of such deposit. All Notes which are purchased pursuant to this subsection (iv) shall be delivered by the Issuer upon such purchase to, and be canceled by, the Trustee and be disposed of in a manner satisfactory to the Trustee and the Issuer.]

          [(c) NOTICE OF REDEMPTION AND PURCHASE. The Trustee shall cause notice of any redemption or purchase to be given by mailing a copy of the notice to the Registered Owner of any Series 199__-__ Notes, and the Auction Agent in the case of the Auction Rate Notes, designated for redemption or purchase in whole or in part, at their address as the same shall last appear upon the registration books, in each case not less than 15 days prior to the redemption or purchase date; provided, however, that failure to give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption or purchase date of such Series 199__-__ Notes for which no such failure or defect occurs.]

          [(d) PARTIAL REDEMPTION.

               (i) If less than all of the Series 199__-__ Notes are to be redeemed pursuant to Section 2.02(a) or 2.02(b) hereof, the class or subclass of Series 199__-__ Notes to be redeemed shall be redeemed as directed by an Issuer Order. If less than all of the Series 199__-__ Notes of any Stated Maturity of any class or subclass of the Series 199__-__ Notes are to be redeemed, such Series 199__-__ Notes of the same Stated Maturity to be redeemed shall be selected by lot in such manner as the Trustee shall determine. Notwithstanding the foregoing, the Series 199__-__ Notes may only be redeemed pursuant to the provisions of Section 5.06 of the Indenture.

               (ii) In case a Series 199__-__ Note is of a denomination larger than $_______, a portion of such Note ($_______, or integral multiples thereof) may be redeemed. Upon surrender of any Series 199__-__ Note for redemption in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Registered Owner thereof, the cost of which shall be paid by the Issuer, a new Series 199__-__ Note or Series 199__-__ Notes of the same series, maturity and of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Series 199__-__ Note surrendered.]

     Section 2.03. DELIVERY OF SERIES 199__-__ NOTES. Upon the execution and delivery of this Supplemental Indenture, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the Series 199__-__ Notes and deliver them to [The Depository Trust Company] and as hereinafter in this Section provided.

     Prior to the delivery by the Trustee of any of the Series 199__-__ Notes, there shall have been filed with or delivered to the Trustee the following:

          (a) A resolution duly adopted by the Issuer, certified by the Secretary or other Authorized Officer thereof, authorizing the execution and delivery of this Supplemental Indenture and the issuance of the Series 199__-__ Notes.

          (b) Duly executed copies of this Supplemental Indenture and a certified copy of the Indenture.

          (c) The written order of the Issuer as to the delivery of the Series 199__-__ Notes, signed by an Authorized Officer.

          (d) A Cash Flow Certificate pursuant to Section 2.12(b)(ii) of the Indenture.

          (e) Rating letters from each Rating Agency pursuant to Section 2.12(b)(iii) of the Indenture.

          (f)  An opinion of Bond Counsel pursuant to Sections 2.12(b)(iv) and
     (vi) of the Indenture.

     Section 2.04. TRUSTEE'S AUTHENTICATION CERTIFICATE. The Trustee's authentication certificate upon the Series 199__-__ Notes shall be substantially in the forms provided in Exhibits A, B and C hereof. No Series 199__-__ Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Trustee; and such certificate of the Trustee upon any Series 199__-__ Note shall be conclusive evidence and the only competent evidence that such Bond has been authenticated and delivered hereunder. The Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Series 199__-__ Notes issued hereunder.

     Section 2.05. DEPOSIT OF SERIES 199__-__ NOTE PROCEEDS. Upon the issuance and delivery of the Series 199__-__ Notes, the Trustee shall deposit the net proceeds thereof (i.e., net of Underwriter's discount of $_______), representing underwriting compensation as follows:

          (a) an amount equal to $__________ shall be deposited in the Revenue Fund;

          (b)  an amount equal to $______ shall be deposited to the Operating
     Fund;

          (c) an amount equal to $_______ shall be deposited to the Cost of Issuance Fund;

          (d) an amount equal to $_______ shall be deposited to the Reserve Fund; and

          (e) the balance of the proceeds of the Series 199__-__ Notes ($__________) shall be deposited to the Series 199__-__ Loan Account of the Student Loan Fund.

     Section 2.06. FORMS OF SERIES 199__-__ NOTES. The Class [199__A-__] Notes bearing interest at an [Auction] Rate shall be in substantially the form set forth in Exhibit A hereto, with such variations, omissions and insertions as may be necessary. The Class [199__B-__] Notes bearing interest at an [INDEX] Rate shall be in substantially the form set forth in Exhibit B hereto, each with such variations, omissions and insertions as may be necessary. The Class [199__C-__] Notes bearing interest at a[n] [FIXED] [INDEX] Rate shall be in substantially the form set forth in Exhibit C hereto, each with such variations, omissions and insertions as may be necessary.]

                                   ARTICLE III

                             AMENDMENT OF INDENTURE

     Section 3.01. AMENDMENT OF INDENTURE. The Indenture is hereby amended and supplemented hereby, as provided in Sections 2.12 and 8.01(j) thereof, as follows:

          (a) Section 5.01(a)(i) of the Indenture shall be supplemented to create the following Accounts:

               (i)  a Series 199__-__ Loan Account;

               (ii) a Series 199__-__ Note Account; and

               (iii)     a Series 199__-__ Recycling Account.

          (b) Section 5.02 of the Indenture shall be supplemented to include the following:

          Notwithstanding anything herein to the contrary, on the Business Day next preceding [__________,____], the Trustee shall transfer to the Note Redemption Fund, moneys in the Series 199__-__ Loan Account of the Student Loan Fund specified in Section 2.02(a)(ii) of the Series 199__-__ Supplemental Indenture of Trust.

          On [__________,____], all moneys and investments remaining in the Series 199__-__ Recycling Account of the Student Loan Fund shall be transferred to the Note Redemption Fund.

          (c) Section 5.03(g) of the Indenture shall be supplemented to include the following:

          , [(iii)] to the Series 199__-__ Recycling Account of the Student Loan Fund prior to [__________,____] and [(iv)] to the Note Redemption Fund on and after [__________,____].

          (d) Section 5.03(k) of the Indenture shall be supplemented to include the following:

          or, prior to [_________, ____], to the Series 199__-__
          Recycling Account of the Student Loan Fund.

          (e) Section 5.08 of the Indenture shall be supplemental to include the following:

          The Trustee shall deposit in the Cost of Issuance Fund on the Date of Issuance the amounts set forth in Section 2.05(c) of the Series 199__-__ Supplemental Indenture of Trust. Moneys in the Cost of Issuance Fund shall be used by the Trustee, upon the written direction of an Authorized Officer of the Issuer, solely for the purpose of paying costs of issuance of the Series 199__-__ Notes, including without limitation any compensation of the [Underwriter] [Placement Agent] not paid from the proceeds of the Notes. If any moneys remain in the Cost of Issuance Fund on [__________, ____], such amounts shall be paid by the Trustee without further direction to the Issuer.

                                   ARTICLE IV

                               GENERAL PROVISIONS

     Section 4.01. DATE OF EXECUTION. Although this Supplemental Indenture for convenience and for the purpose of reference is dated as of __________, 199__, the actual dates of execution by the Issuer and by the Trustee are as indicated by their respective acknowledgments hereto annexed.

     Section 4.02. LAWS GOVERNING. It is the intent of the parties hereto that this Supplemental Indenture shall in all respects be governed by the laws of the State.

     Section 4.03. SEVERABILITY. Of any covenant, agreement, waiver, or part thereof in this Supplemental Indenture contained be forbidden by any pertinent law or under any pertinent law be effective to render this Supplemental Indenture invalid or unenforceable or to impair the lien hereof, then each such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Supplemental Indenture shall be construed as if the same were not included herein.

     Section 4.04. EXHIBITS. The terms of the Exhibits attached to this Supplemental Indenture are incorporated herein in all particulars.

                                    ARTICLE V

                           APPLICABILITY OF INDENTURE

     The provisions of the Indenture are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Supplemental Indenture. The representations, warranties and covenants contained in the Indenture (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

     IN WITNESS WHEREOF, the Issuer has caused this Supplemental Indenture to be executed in its corporate name and behalf by the President, and the Trustee, to evidence its acceptance of the trusts hereby created, has caused this Supplemental Indenture to be executed in its corporate name and behalf, has caused its corporate seal to be hereunto affixed by its duly authorized officer, all in multiple counterparts, each of which shall be deemed an original, and the Issuer and the Trustee have caused this Supplemental Indenture to be dated as of the date herein above first shown, although actually executed on the dates shown in the acknowledgments hereafter appearing.

[SEAL]                           UNION FINANCIAL SERVICES-1, INC.



                                 By
                                    ------------------------------------------
                                    President


                                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                    as Trustee



                                  By
                                     -----------------------------------------
                                     Assistant Vice President

                                   APPENDIX A

               CERTAIN TERMS AND PROVISIONS OF THE [AUCTION] NOTES

                                    ARTICLE I

     Section 1.01. DEFINITIONS. Except as provided below in this Section, all terms which are defined in Article I of the Indenture and Article I of the Series 199__-__ Supplemental Indenture shall have the same meanings, respectively, in this Appendix A as such terms are given in the Indenture and
Article I of the Series 199__-__ Supplemental Indenture. In addition, the following terms shall have the following respective meanings:

     "AFTER-TAX EQUIVALENT" means the "AA" Composite Commercial Paper Rate.

     "ALL HOLD RATE" means the Applicable LIBOR Rate less ___%; provided that in no event shall the applicable All Hold Rate be greater than the applicable Maximum Auction Rate.

     "APPLICABLE LIBOR RATE" means, (a) for Auction Periods of 35 days or less, One-Month LIBOR, (b) for Auction Periods of more than 35 days but less than 91 days, Three-Month LIBOR, (c) for Auction Periods of more than 90 days but less than 181 days, Six-Month LIBOR, and (d) for Auction Periods of more than 180 days, One-Year LIBOR.

     "AUCTION" means the implementation of the Auction Procedures on an Auction Date.

     "AUCTION AGENT" means the Initial Auction Agent under the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement becomes effective, after which "Auction Agent" shall mean the Substitute Auction Agent.

     "AUCTION AGENT AGREEMENT" means the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement is entered into, after which "Auction Agent Agreement" shall mean such Substitute Auction Agent Agreement.

     "AUCTION AGENT FEE" has the meaning set forth in the Auction Agent
Agreement.

     "AUCTION DATE" means, initially, [         , 199__] with respect to the
Class [199__A-__] Notes, [         , 199__] with respect to the
Class [199__A-__] Notes, [         , 199__] with respect to the Class
[199__A-__] Notes and [         , 199__] with respect to the Class [199__A-__]
Notes and thereafter, the Business Day immediately preceding the first day of each Auction Period for each respective Class, other than:

          (a) each Auction Period commencing after the ownership of the applicable Auction Rate Notes is no longer maintained in Book-entry Form by the Securities Depository;

          (b) each Auction Period commencing after and during the continuance of a Payment Default; or

          (c) each Auction Period commencing less than two Business Days after the cure or waiver of a Payment Default.


Notwithstanding the foregoing, the Auction Date for one or more Auction Periods may be changed pursuant to Section 2.02(h) of this Appendix A.

     "AUCTION RATE NOTES" means, collectively, the Class [199__A-__] Notes.

     "AUCTION NOTE INTEREST RATE" means each variable rate of interest per annum borne by an Auction Note for each Auction Period and determined in accordance with the provisions of Sections 2.01 and 2.02 hereof; provided, however, that in the event of a Payment Default, the Auction Note Interest Rate shall equal the applicable Non-Payment Rate; provided, further, however that such Auction Note Interest Rate shall in no event exceed the applicable Maximum Auction Rate.

     "AUCTION PERIOD" means the Interest Period applicable to the Auction Rate Notes during which time the Interest Rate is determined pursuant to Section 2.02(a) hereof, which Auction Period (after the Initial Period for such Class) initially shall consist generally of (a) [__] days for the Class [199__A-__] Notes, (b) [__] days for the Class [199__A-__] Notes, (c) [__] days for the Class [199__A-__] Notes and (d) [__] days for the Class [199__A-__] Notes, as the same may be adjusted pursuant to Section 2.02(g) hereof.

     "AUCTION PERIOD ADJUSTMENT" means an adjustment to the Auction Period as provided in Section 2.02(g) hereof.

     "AUCTION PROCEDURES" means the procedures set forth in Section 2.02(a) hereof by which the Auction Rate is determined.

     "AUCTION RATE" means the rate of interest per annum that results from implementation of the Auction Procedures and is determined as described in
Section 2.02(a)(iii)(B) hereof.

     "AUTHORIZED DENOMINATIONS" means $__________ and [any integral multiple thereof] [and any multiple of $____________ in excess of such amount].

     "AVAILABLE AUCTION RATE NOTES" has the meaning set forth in Section 2.02(a)(iii)(A)(1) hereof.

     "BID" has the meaning set forth in Section 2.02(a)(i)(A) hereof.

     "BID AUCTION RATE" has the meaning set forth in Section 2.02(a)(iii)(A) hereof.

     "BIDDER" has the meaning set forth in Section 2.02(a)(i)(A) hereof.

     "BOND EQUIVALENT YIELD" means, in respect of any security the rate for which is quoted in THE WALL STREET JOURNAL on a bank discount basis, the "bond equivalent yield" (expressed as a percentage) for such security which appears on Telerate's United States Treasury and Money Market Composite Page 0223, rounded up to the nearest one one-hundredth of one percent.

     "BOOK-ENTRY FORM" or "BOOK-ENTRY SYSTEM" means a form or system under which
(a) the beneficial right to principal and interest may be transferred only through a book entry, (b) physical securities in registered form are issued only to a Securities Depository or its nominee as registered owner, with the securities "immobilized" to the custody of the Securities Depository, and (c) the book entry is the record that identifies the owners of beneficial interests in that principal and interest.

     "BROKER-DEALER" means [                  ] or any other broker or dealer
(each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant), (b) has been appointed as such by the Issuer
pursuant to Section 2.02(f) hereof and by [                  ], if applicable,
and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

     "BROKER-DEALER AGREEMENT" means each agreement between the Auction Agent and a Broker-Dealer, and approved by the Issuer, pursuant to which the Broker-Dealer agrees to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. Each Broker-Dealer Agreement shall be in substantially the form of the Broker-Dealer Agreement dated as of
[         , 199__] among the Issuer,                            , as Auction
Agent, and                            , as Broker-Dealer.

     "BROKER-DEALER FEE" has the meaning set forth in the Auction Agent
Agreement.

     "BROKER-DEALER FEE RATE" has the meaning set forth in the Auction Agent Agreement.

     "BUSINESS DAY" means a day of the year on which (a) banks located in the city in which the Principal Office of the Trustee is located are not required or authorized to remain closed, (b) banks located in the city in which the Principal Office of the Auction Agent, as set forth in and for purposes of the Auction Agent Agreement, is located are not required or authorized to remain closed and (c) The New York Stock Exchange is not closed.

     "CARRY-OVER AMOUNT" means the excess, if any, of (a) the amount of interest on an Auction Note that would have accrued with respect to the related Interest Period at the applicable Auction Rate over (b) the amount of interest on such Auction Note actually accrued with respect to such Auction Note with respect to such Interest Period based on the applicable Maximum Auction Rate (without regard to the last two clauses of the definition thereof) together with the unreduced portion of any such excess from prior Interest Periods; provided that any reference to "principal" or "interest" in this Appendix A and the Auction Rate Notes shall not include within the meanings of such words any Carry-over Amount or any interest accrued on any Carry-over Amount.

     "CLOSING DATE" means the Date of Issuance of the Series 199__-__]Notes
([         , 199__]).

     "COMMERCIAL PAPER DEALER" means [                          ], its
successors and assigns, and any other commercial paper dealer appointed pursuant to Section 2.02(c) of this Appendix A.

     "ELIGIBLE CARRY-OVER MAKE-UP AMOUNT" means, with respect to each Interest Period relating to the Auction Rate Notes as to which, as of the first day of such Interest Period, there is any unpaid Carry-over Amount, an amount equal to the lesser of (a) interest computed on the principal balance of the Auction Rate Notes in respect to such Interest Period at a per annum rate equal to the excess, if any, of applicable Maximum Auction Rate (without regard to the last two clauses of the definition thereof) over the Auction Rate, together with the unreduced portion of any such excess from prior Interest Periods and (b) the aggregate Carry-over Amount remaining unpaid as of the first day of such Interest Period together with interest accrued and unpaid thereon through the end of such Interest Period.

     "EXISTING OWNER" means (a) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Existing Owner Registry at the close of business on the Business Day immediately preceding the Auction Date for such Auction and (b) with respect to and for the purpose of dealing with the Broker-Dealer in connection with an Auction, a Person who is a beneficial owner of Auction Rate Notes.

     "EXISTING OWNER REGISTRY" means the registry of Persons who are owners of the Auction Rate Notes, maintained by the Auction Agent as provided in the Auction Agent Agreement.

     "HOLD ORDER" has the meaning set forth in Section 2.02(a)(i)(A) hereof.

     "INITIAL AUCTION AGENT" means [                           ], a New York
banking corporation, its successors and assigns.

     "INITIAL AUCTION AGENT AGREEMENT" means, collectively, the Auction Agent
Agreement dated as of          , 199__, by and among the Issuer, the Trustee and
the Initial Auction Agent, including any amendment thereof or supplement thereto.

     "INITIAL PERIOD" means, as to Auction Rate Notes, the period commencing on the Closing Date and continuing through the day immediately preceding the Initial Rate Adjustment Date for such Auction Rate Notes.

     "INITIAL RATE" means [____%] for the Class [199__A-__] Notes, [____%] for the Class [199__A-__] Notes, [____%] for the Class [199__A-__] Notes and [____%]
for the Class [199__A-__] Notes.

     "INITIAL RATE ADJUSTMENT DATE" means (a) with respect to the
Class [199__A-__] Notes, [         , 199__] (b) with respect to the
Class [199__A-__] Notes, [         , 199__], (c) with respect to the Class
[199__A-__] Notes, [         , 199__] and (d) with respect to the Class
[199__A-__] Notes, [         , 199__].

     "INTEREST PAYMENT DATE" means (a) so long as the Auction Rate Notes bear interest at an Auction Note Interest Rate for an Interest Period of not greater than 180 days, the Business Day immediately following the expiration of the Initial Period for such Class, and each related Auction Period thereafter and
(b) if and for so long as the Auction Rate Notes bear interest at an Auction
Note Interest Rate for an Interest Period of greater than 180 days, each January 1 and July 1.

     "INTEREST PERIOD" means, with respect to the Auction Rate Notes, the Initial Period and each period commencing on an Interest Rate Adjustment Date for such Class and ending on the day before (a) the next Interest Rate Adjustment Date for such Class or (b) the Stated Maturity of such Class, as applicable.

     "INTEREST RATE ADJUSTMENT DATE" means the date on which an Auction Note Interest Rate is effective, and means, with respect to the Auction Rate Notes, the date of commencement of each Auction Period.

     "INTEREST RATE DETERMINATION DATE" means, with respect to the Auction Rate Notes, the Auction Date, or if no Auction Date is applicable to such Class, the Business Day immediately preceding the date of commencement of an Auction Period.

     "MARKET AGENT" means                            , New York, New York, in
such capacity hereunder, or any successor to it in such capacity hereunder.

     "MAXIMUM AUCTION RATE" means the least of (a) either (i) the Applicable LIBOR Rate plus [___%] (if the ratings assigned by the Rating Agency to the Auction Rate Notes are ["Aa3" and "AA-,"] respectively, or better) or (ii) the Applicable LIBOR Rate plus [___%] (if any one of the ratings assigned by the Rating Agency to the Auction Rate Notes is less than ["Aa3" or "AA-,"] respectively), (b) the Net Loan Rate, (c) [___%] and (d) the highest rate the Issuer may legally pay, from time to time, as interest on the Auction Rate Notes. For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent has been given written notice pursuant to the Auction Agent Agreement.

     "NET LOAN RATE" means, with respect to the Auction Rate Notes, the rate of interest per annum (rounded to the next highest one one-hundredth of one percent) equal to the applicable

United States Treasury Security Rate plus [___%]. For Auction Periods of 180 days or less, the applicable United States Treasury Security Rate is for 91-day United States Treasury securities, and for Auction Periods of more than 180 days, the applicable United States Treasury Security Rate is for one-year United States Treasury securities.

     "NON-PAYMENT RATE" means One-Month LIBOR plus [___%].

     "ONE-MONTH LIBOR," "THREE-MONTH LIBOR," "SIX-MONTH LIBOR" or "ONE-YEAR LIBOR," means the rate of interest per annum equal to the rate per annum at which United States dollar deposits having a maturity of one month, three months, six months or one year, respectively, are offered to prime banks in the London interbank market which appear on the Reuters Screen LIBOR Page as of approximately 11:00 a.m., London time, on the Interest Rate Determination Date. If at least two such quotations appear, One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-hundredth of one percent) of such offered rates. If fewer than two such quotes appear, One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, with respect to such Interest Period will be determined at approximately 11:00 a.m., London time, on such Interest Rate Determination Date on the basis of the rate at which deposits in United States dollars having a maturity of one month, three months, six months or one year, respectively, are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by
(a) the Auction Agent or (b) the Trustee, as applicable, and in a principal amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time. The Auction Agent or the Trustee, as applicable, will request the principal London office of each of such banks to provide a quotation of its rate. If at least two quotations are provided, One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-hundredth of one percent) of such offered rates. If fewer than two quotations are provided, One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, with respect to such Interest Period will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-hundredth of one percent) of the rates quoted at approximately 11:00 a.m., New York City time on such Interest Rate Determination Date by three major banks in New York, New York selected by (i) the Auction Agent or (ii) the Trustee, as applicable, for loans in United States dollars to leading European banks having a maturity of one month, three months, six months or one year, respectively, and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, in effect for the applicable Interest Period will be One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, in effect for the immediately preceding Interest Period.

     "ORDER" has the meaning set forth in Section 2.02(a)(i)(A) hereof.

     "PAYMENT DEFAULT" means, with respect to a Class of the Auction Rate Notes,
(a) a default in the due and punctual payment of any installment of interest on such Class, or (b) a default in the due and punctual payment of any interest on and principal of such Class at their maturity.

     "POTENTIAL OWNER" means any Person (including an Existing Owner that is (a) a Broker-Dealer when dealing with the Auction Agent and (b) a potential beneficial owner when dealing with a Broker-Dealer) who may be interested in acquiring Auction Rate Notes (or, in the case of an Existing Owner thereof, an additional principal amount of Auction Rate Notes).

     "PSA" means the Public Securities Association, its successors and assigns.

     "QUARTERLY AVERAGE AUCTION RATE" means the simple average of the Auction Rates for the Auction Dates preceding the current Auction Date by 91 days or less, including the current Auction Date.

     "QUARTERLY AVERAGE T-BILL RATE" means the simple average of the Bond Equivalent Yields of 91-day Treasury bills auctioned in the 91 days preceding (but not including) the current Auction Date.

     "REGULAR RECORD DATE" means the Business Day next preceding the applicable Auction Date.

     "REUTERS SCREEN LIBOR PAGE" means the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBOR page for the purposes of displaying London interbank offered rates of major banks).

     "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., its successors and assigns.

     "SELL ORDER" has the meaning set forth in Section 2.02(a)(i)(A) hereof.

     "SUBMISSION DEADLINE" means 12:30 p.m., eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     "SUBMITTED BID" has the meaning set forth in Section 2.02(a)(iii)(A) hereof.

     "SUBMITTED HOLD ORDER" has the meaning set forth in Section 2.02(a)(iii)(A) hereof.

     "SUBMITTED ORDER" has the meaning set forth in Section 2.02(a)(iii)(A) hereof.

     "SUBMITTED SELL ORDER" has the meaning set forth in Section 2.02(a)(iii)(A) hereof.

     "SUBSTITUTE AUCTION AGENT" means the Person with whom the Issuer and the Trustee enter into a Substitute Auction Agent Agreement.

     "SUBSTITUTE AUCTION AGENT AGREEMENT" means an auction agent agreement containing terms substantially similar to the terms of the Initial Auction Agent Agreement, whereby a Person having the qualifications required by Section 2.02(e) of this Appendix A agrees with the Trustee and the Issuer to perform the duties of the Auction Agent under this Appendix A.

     "SUFFICIENT BIDS" has the meaning set forth in Section 2.02(a)(iii)(A) hereof.

     "UNITED STATES TREASURY SECURITY RATE" means, for purposes of calculating the Net Loan Rate applicable to the Auction Rate Notes, that rate of interest per annum equal to the Bond Equivalent Yield on the applicable United States Treasury securities sold at the last auction thereof that immediately precedes the Interest Rate Adjustment Date for the Auction Rate Notes.

     "VARIABLE RATE" means the variable rate of interest per annum, including the Initial Rate, borne by each Class of Auction Rate Notes during the Initial Period for such Class, and each Interest Period thereafter as such rate of interest is determined in accordance with the provisions of Article II hereof.

                                   ARTICLE II

                               TERMS AND ISSUANCE

     Section 2.01.  AUCTION RATE NOTES.  The Initial Rate Adjustment Date for
the Class [199__A-__] Notes shall be [         , 199__], the Initial Rate
Adjustment Date for the Class [199__A-__] Notes shall be [         , 199__], the
Initial Rate Adjustment Date for the Class [199__A-__] Notes shall be
[         , 199__] and the Initial Rate Adjustment Date for the
Class [199__A-__] Notes shall be [         , 199__].

     During the Initial Period, each Class of the Auction Rate Notes shall bear interest at the Initial Rate for such Class. Thereafter, and except with respect to an Auction Period Adjustment, the Auction Rate Notes shall bear interest at an Auction Note Interest Rate based on (a) a [__]-day Auction Period for the Class [199__A-__] Notes, (b) a [__]-day Auction Period for the
Class [199__A-__] Notes, (c) a [__]-day Auction Period for the Class [199__A-__] Notes and (d) a [__]-day Auction Period for the Class [199__A-__] Notes, as determined pursuant to this Section 2.01 and Section 2.02 hereof.

     For each Class of the Auction Rate Notes during the Initial Period for such Class and each Auction Period thereafter, interest at the applicable Auction Rate Notes Interest Rate shall accrue daily and shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

     The Auction Note Interest Rate to be borne by each Class of the Auction Rate Notes after such Initial Period for each Auction Period until an Auction Period Adjustment, if any, shall be determined as described below. Each such Auction Period after the Initial Period shall commence on and include the day following the expiration of the immediately preceding Auction Period and
terminate on and include (i) the [         ] Business Day of the following week
in the case of the Class [199__A-__] Notes and (ii) the [         ] Business Day
of the [         ] following week in the case of the Class [199__A-__] Notes, the Class [199__A-__] Notes and the Class [199__A-__] Notes; provided, however, that in the case of the Auction Period that immediately follows the Initial Period for a Class of the Auction Rate Notes, such Auction Period shall commence on the Initial Rate Adjustment Date for such Class. The Auction Note Interest Rate on each Class of the Auction Rate Notes for each Auction Period shall be the Auction Rate in effect for such Auction Period as determined in accordance with Section 2.02(a) hereof; provided that if, on any Interest Rate Determination Date, an Auction is not held for any reason, then the Auction Note Interest Rate on such Auction Rate Notes for the next succeeding Auction Period shall be the applicable Maximum Auction Rate.

     Notwithstanding the foregoing:

          (i) if the ownership of an Auction Note is no longer maintained in Book-entry Form, the Auction Note Interest Rate on the Auction Rate Notes of such Class for any Interest Period commencing after the delivery of certificates representing Auction Rate Notes of such Class pursuant to this Supplemental Indenture shall equal the applicable Maximum Auction Rate on the Business Day immediately preceding the first day of such subsequent Interest Period; or

          (ii) if a Payment Default shall have occurred, the Auction Note Interest Rate on a Class of the Auction Rate Notes for the Interest Period for such Class commencing on or immediately after such Payment Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two Business Days after, such Payment Default is cured, shall equal the applicable Non-Payment Rate on the first day of each such Interest Period.

     In accordance with Section 2.02(a)(iii)(B) hereof, the Auction Agent shall promptly give written notice to the Trustee and the Issuer of each Auction Note Interest Rate (unless the Auction Note Interest Rate is the applicable Non-Payment Rate) and the Maximum Auction Rate when such rate is not the Auction
Note Interest Rate, applicable to each Class of the Auction Rate Notes. The Trustee shall notify the Registered Owners of Auction Rate Notes of the applicable Auction Note Interest Rate applicable to each such Class of Auction Rate Notes for each Auction Period not later than the third Business Day of such Auction Period.

     Notwithstanding any other provision of the Auction Rate Notes or this Supplemental Indenture and except for the occurrence of a Payment Default, interest payable on each Class of the Auction Rate Notes for an Auction Period shall never exceed for such Auction Period the amount of interest payable at the applicable Maximum Auction Rate in effect for such Auction Period.

     If the Auction Rate for a Class of Auction Rate Notes is greater than the applicable Maximum Auction Rate, then the Variable Rate applicable to such Auction Rate Notes for that Interest Period will be the applicable Maximum Auction Rate. If the Variable Rate applicable to such Auction Rate Notes for any Interest Period is the applicable Maximum Auction Rate (without regard to the last two clauses of the definition thereof), the Trustee shall determine the Carry-over Amount, if any, with respect to such Auction Rate Notes for such Interest Period. Such determination of the Carry-over Amount shall be made separately for each Class of the Auction Rate Notes. Such Carry-over Amount shall bear interest calculated at a rate equal to One-Month LIBOR (as determined by the Auction Agent, provided the Trustee has received notice of One-Month LIBOR from the Auction Agent, and if the Trustee shall not have received such notice from the Auction Agent, then as determined by the Trustee) from the Interest Payment Date for the Interest Period with respect to which such Carry-over Amount was calculated, until paid. Any payment in respect of Carry-over Amount shall be applied, first, to any accrued interest payable thereon and, second, in reduction of such Carry-over Amount. For purposes of this Appendix A, any reference to "principal" or "interest" herein shall not include within the meaning of such words Carry-over Amount or any interest accrued on any such Carry-over Amount. Such Carry-over Amount shall be separately calculated for each Auction Note of such Class by the Trustee during such Interest Period in sufficient time for the Trustee to give notice to each Registered Owner of such Carry-over Amount as required in the next succeeding sentence. Not less than four days before the Interest Payment Date for an Interest Period with respect to which such Carry-over Amount has been calculated by the Trustee, the Trustee shall give written notice to each Registered Owner of the Carry-over Amount applicable to each Registered Owner's Auction Note of such Class, which written notice may accompany the payment of interest by check made to each such Registered Owner on such Interest Payment Date or otherwise shall be mailed on such Interest Payment Date by first-class mail, postage prepaid, to each such Registered Owner at such Registered Owner's address as it appears on the registration records maintained by the Registrar. Such notice shall state, in addition to such Carry-over Amount, that, unless and until an Auction Note of such Class has been redeemed (other than by optional redemption), after which all accrued Carry-over Amounts (and all accrued interest thereon) that remains unpaid shall be canceled and no Carry-over Amount (and interest accrued thereon) shall be paid with respect to an Auction Note of such Class, (a) the Carry-over Amount (and interest accrued thereon calculated at a rate equal to One-Month LIBOR) shall be paid by the Trustee on a Auction Note of such Class on the earliest of (i) the date of defeasance of any of the Auction Rate Notes of such Class or (ii) the first occurring Interest Payment Date (or on the date of any such optional redemption) if and to the extent that
(A) the Eligible Carry-over Make-Up Amount with respect to such subsequent Interest Period is greater than zero, and (B) moneys are available pursuant to the terms of this Appendix A in an amount sufficient to pay all or a portion of such Carry-over Amount (and interest accrued thereon), and (b) interest shall accrue on the Carry-over Amount at a rate equal to One-Month LIBOR until such Carry-over Amount is paid in full or is cancelled.

     The Carry-over Amount (and interest accrued thereon) for a Class of Auction Rate Notes shall be paid by the Trustee on Outstanding Auction Rate Notes of such Class on the earliest of (a) the date of defeasance of any of the Auction Rate Notes of such Class or (b) the first occurring Interest Payment Date if and to the extent that (i) the Eligible Carry-over Make-Up Amount with respect to such Interest Period is greater than zero, and (ii) on such Interest Payment Date there are sufficient moneys in the Senior Interest Account of the Revenue Fund to pay all interest due on the Auction Rate Notes on such Interest Payment Date. Any Carry-over Amount (and any interest accrued thereon) on any Auction Note which is due and payable on an Interest Payment Date, which Auction Note is to be redeemed (other than by optional redemption) on said Interest Payment Date, shall be paid to the Registered Owner thereof on said Interest Payment Date to the extent that moneys are available therefor in accordance with the provisions of this Appendix A; provided, however, that any Carry-over Amount (and any interest accrued thereon) which is not yet due and payable on said Interest Payment Date shall be cancelled with respect to said Auction Note that is to be redeemed (other than by optional redemption) on said Interest Payment Date and shall not be paid on any succeeding Interest Payment Date. To the extent that any portion of the Carry-over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Trustee on the earliest of (a) the date of defeasance of any of the Auction Rate Notes of such Class or (b) the next occurring Interest Payment Date or Dates, as necessary, if and to the extent that the conditions in the second preceding sentence are satisfied. On any Interest Payment Date on which the Trustee pays only a portion of the Carry-over Amount (and any interest accrued thereon) on Auction Rate Notes of such Class, the Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Registered Owner of such Auction Note receiving such partial payment of the Carry-over Amount remaining unpaid on such Auction Note.

     The Interest Payment Date or other date on which such Carry-over Amount (or any interest accrued thereon) for a Class of Auction Rate Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Carry-over Amount (and any interest accrued thereon) in the same manner as, and from the same Account from which, it pays interest on the Auction Rate Notes on an Interest Payment Date. Any payment of Carry-over Amounts (and interest accrued thereon) shall reduce the amount of Eligible Carry-Over Make-Up Amount.


     In the event that the Auction Agent no longer determines, or fails to determine, when required, the Auction Note Interest Rate with respect to a Class of Auction Rate Notes, or, if for any reason such manner of determination shall be held to be invalid or unenforceable, the Auction Note Interest Rate for the next succeeding Interest Period, which Interest Period shall be an Auction Period, for such Class of Auction Rate Notes shall be the applicable Maximum Auction Rate as determined by the Auction Agent for such next succeeding Auction Period, and if the Auction Agent shall fail or refuse to determine the Maximum Auction Rate, the Maximum Auction Rate shall be determined by the securities dealer appointed by the Issuer capable of making such a determination in accordance with the provisions hereof and written notice of such determination shall be given by such securities dealer to the Trustee.

     Section 2.02.  AUCTION NOTE INTEREST RATE.

          (a) DETERMINING THE AUCTION NOTE INTEREST RATE. By purchasing Auction Rate Notes, whether in an Auction or otherwise, each purchaser of the Auction Rate Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed (x) to participate in Auctions on the terms described herein, (y) to have its beneficial ownership of the Auction Rate Notes maintained at all times in Book-entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership and (z) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request.

          So long as the ownership of a Class of Auction Rate Notes is maintained in Book-entry Form by the Securities Depository, an Existing Owner may sell, transfer or otherwise dispose of Auction Rate Notes of such Class only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Auction Rate Notes through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Owner, its Broker-Dealer or its Participant advises the Auction Agent of such transfer. Auctions shall be conducted on each Auction Date, if there is an Auction Agent on such Auction Date, in the following manner (such procedures to be applicable separately to each Class of the Auction Rate Notes):

               (i)  (A)  Prior to the Submission Deadline on each Auction Date;

                         (1) each Existing Owner of Auction Rate Notes may submit to a Broker-Dealer by telephone or otherwise any information as to:

                              a. the principal amount of Outstanding Auction Rate Notes, if any, owned by such Existing Owner which such Existing Owner desires to continue to own without regard to the Auction Note Interest Rate for the next succeeding Auction Period;

                              b. the principal amount of Outstanding Auction Rate Notes, if any, which such Existing Owner offers to sell if the Auction Note Interest Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Existing Owner; and/or

                              c. the principal amount of Outstanding Auction Rate Notes, if any, owned by such Existing Owner which such Existing Owner offers to sell without regard to the Auction Note Interest Rate for the next succeeding Auction Period;

                         and

                         (2) one or more Broker-Dealers may contact Potential Owners to determine the principal amount of Auction Rate Notes which each Potential Owner offers to purchase, if the Auction Note Interest Rate for the next succeeding Auction Period shall not be less than the rate per annum specified by such Potential Owner.

          The statement of an Existing Owner or a Potential Owner referred to in
     (1) or (2) of this paragraph (A) is herein referred to as an "Order," and each Existing Owner and each Potential Owner placing an Order is herein referred to as a "Bidder"; an Order described in clause (1)a is herein referred to as a "Hold Order"; an Order described in clauses (1)b and (2) is herein referred to as a "Bid"; and an Order described in clause (1)c is herein referred to as a "Sell Order."

                    (B) (1) Subject to the provisions of Section 2.02(a)(ii) hereof, a Bid by an Existing Owner shall constitute an irrevocable offer to sell:

                              a. the principal amount of Outstanding Auction Rate Notes specified in such Bid if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be less than the rate specified therein; or

                              b. such principal amount, or a lesser principal amount of Outstanding Auction Rate Notes to be determined as set forth in Section 2.02(a)(iv)(A)(4) hereof, if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be equal to the rate specified therein; or

                              c. such principal amount, or a lesser principal amount of Outstanding Auction Rate Notes to be determined as set forth in Section 2.02(a)(iv)(B)(3) hereof, if the rate specified therein shall be higher than the applicable Maximum Auction Rate and Sufficient Bids have not been made.

                         (2) Subject to the provisions of Section 2.02(a)(ii) hereof, a Sell Order by an Existing Owner shall constitute an irrevocable offer to sell:

                              a. the principal amount of Outstanding Auction Rate Notes specified in such Sell Order; or

                              b. such principal amount, or a lesser principal amount of Outstanding Auction Rate Notes set forth in
                         Section 2.02(a)(iv)(B)(3) hereof, if Sufficient Bids have not been made.

                         (3) Subject to the provisions of Section 2.02(a)(ii) hereof, a Bid by a Potential Owner shall constitute an irrevocable offer to purchase:

                              a. the principal amount of Outstanding Auction Rate Notes specified in such Bid if the Auction Note Interest Rate determined as provided in this
                         Section 2.02(a) shall be higher than the rate specified in such Bid; or

                              b. such principal amount, or a lesser principal amount of Outstanding Auction Rate Notes set forth in
                         Section 2.02(a)(iv)(A)(5) hereof, if the Auction Note Interest Rate determined as provided in this
                         Section 2.02(a) shall be equal to the rate specified in such Bid.

               (ii) (A) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each such Order:

                         (1)  the name of the Bidder placing such Order;

                         (2) the aggregate principal amount of Auction Rate Notes that are the subject of such Order;

                         (3)  to the extent that such Bidder is an Existing
                    Owner:

                              a. the principal amount of Auction Rate Notes, if any, subject to any Hold Order placed by such Existing Owner;

                              b. the principal amount of Auction Rate Notes, if any, subject to any Bid placed by such Existing Owner and the rate specified in such Bid; and

                              c. the principal amount of Auction Rate Notes, if any, subject to any Sell Order placed by such Existing Owner;

                    and

                         (4) to the extent such Bidder is a Potential Owner, the rate specified in such Potential Owner's Bid.

                    (B) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next higher one thousandth of 1%.

                    (C) If an Order or Orders covering all Outstanding Auction Rate Notes owned by an Existing Owner is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Owner covering the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner and not subject to an Order submitted to the Auction Agent.

                    (D) Neither the Issuer, the Trustee nor the Auction Agent shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Owner or Potential Owner.

                    (E) If any Existing Owner submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner, such Orders shall be considered valid as follows and in the following order of priority:

                         (1) All Hold Orders shall be considered valid, but only up to the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner, and if the aggregate principal amount of Auction Rate Notes subject to such Hold Orders exceeds the aggregate principal amount of Auction Rate Notes owned by such Existing Owner, the aggregate principal amount of Auction Rate Notes subject to each such Hold Order shall be reduced pro rata so that the aggregate principal amount of Auction Rate Notes subject to such Hold Order equals the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner.

                         (2)  a.   Any Bid shall be considered valid up to an
                         amount equal to the excess of the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner over the aggregate principal amount of Auction Rate Notes subject to any Hold Order referred to in clause (A) of this paragraph (v);

                              b. subject to subclause (1) of this clause (B), if more than one Bid with the same rate is submitted on behalf of such Existing Owner and the aggregate principal amount of Outstanding Auction Rate Notes subject to such Bids is greater than such excess, such Bids shall be considered valid up to an amount equal to such excess;

                              c. subject to subclauses (1) and (2) of this clause (B), if more than one Bid with different rates are submitted on behalf of such Existing Owner, such Bids shall be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to the amount of such excess; and

                              d. in any such event, the amount of Outstanding Auction Rate Notes, if any, subject to Bids not valid under this clause (B) shall be treated as the subject of a Bid by a Potential Owner at the rate therein specified; and

                         (3) All Sell Orders shall be considered valid up to an amount equal to the excess of the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner over the aggregate principal amount of Auction Rate Notes subject to Hold Orders referred to in clause (1) of this paragraph (v) and valid Bids referred to in clause (2) of this paragraph (E).

                    (F) If more than one Bid for Auction Rate Notes is submitted on behalf of any Potential Owner, each Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

                    (G) An Existing Owner that offers to purchase additional Auction Rate Notes is, for purposes of such offer, treated as a Potential Owner.

                    (H) Any Bid or Sell Order submitted by an Existing Owner covering an aggregate principal amount of Auction Rate Notes not equal to an Authorized Denomination shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Owner covering an aggregate principal amount of Auction Rate Notes not equal to an Authorized Denomination shall be rejected.

                    (I) Any Bid specifying a rate higher than the applicable Maximum Auction Rate will (1) be treated as a Sell Order if submitted by an Existing Owner and (2) not be accepted if submitted by a Potential Owner.

                    (J) Any Order submitted in an Auction by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

               (iii) (A) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being herein referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order," and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                         (1) the excess of the total principal amount of Outstanding Auction Rate Notes over the sum of the aggregate principal amount of Outstanding Auction Rate Notes subject to Submitted Hold Orders (such excess being herein referred to as the "Available Auction Rate Notes"), and

                         (2)  from the Submitted Orders whether:

                              a. the aggregate principal amount of Outstanding Auction Rate Notes subject to Submitted Bids by Potential Owners specifying one or more rates equal to or lower than the applicable Maximum Auction Rate;

                    exceeds or is equal to the sum of:

                              b. the aggregate principal amount of Outstanding Auction Rate Notes subject to Submitted Bids by Existing Owners specifying one or more rates higher than the applicable Maximum Auction Rate; and

                              c. the aggregate principal amount of Outstanding Auction Rate Notes subject to Submitted Sell Orders;

                    (in the event such excess or such equality exists, other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders, such Submitted Bids described in subclause a. above shall be referred to collectively as "Sufficient Bids"); and

                         (3) if Sufficient Bids exist, the Bid Auction Rate, which shall be the lowest rate specified in such Submitted Bids such that if:

                              a. (x) each Submitted Bid from Existing Owners specifying such lowest rate and (y) all other Submitted Bids from Existing Owners specifying lower rates were rejected, thus entitling such Existing Owners to continue to own the principal amount of Auction Rate Notes subject to such Submitted Bids; and

                              b. (x) each such Submitted Bid from Potential Owners specifying such lowest rate and (y) all other Submitted Bids from Potential Owners specifying lower rates were accepted;

               the result would be that such Existing Owners described in subclause a. above would continue to own an aggregate principal amount of Outstanding Auction Rate Notes which, when added to the aggregate principal amount of Outstanding Auction Rate Notes to be purchased by such Potential Owners described in subclause b. above, would equal not less than the Available Auction Rate Notes.

                    (B) Promptly after the Auction Agent has made the determinations pursuant to Section 2.02(a)(iii)(A) hereof, the Auction Agent shall advise the Trustee, the Broker-Dealers and the Issuer of the Maximum Auction Rate and the All Hold Rate and the components thereof on the Auction Date and, based on such determinations, the Auction Rate for the next succeeding Interest Period as follows:

                         (1) if Sufficient Bids exist, that the Auction Rate for the next succeeding Interest Period shall be equal to the Bid Auction Rate so determined;

                         (2) if Sufficient Bids do not exist (other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders), that the Auction Rate for the next succeeding Interest Period shall be equal to the applicable Maximum Auction Rate; or

                         (3) if all Outstanding Auction Rate Notes are subject to Submitted Hold Orders, that the Auction Rate for the next succeeding Interest Period shall be equal to the applicable All Hold Rate.

                    (C) Promptly after the Auction Agent has determined the Auction Rate, the Auction Agent shall determine and advise the Trustee of the Auction Note Interest Rate, which rate shall be the Auction Rate; provided, however, that in no event shall the Auction Note Interest Rate exceed the applicable Maximum Auction Rate.

               (iv) Existing Owners shall continue to own the principal amount of Auction Rate Notes that are subject to Submitted Hold Orders. If Sufficient Bids have been received by the Auction Agent, the Bid Auction Rate will be the Auction Note Interest Rate, and Submitted Bids and Submitted Sell Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (A).

               If the Auction Rate is greater than the applicable Maximum Auction Rate, the Auction Note Interest Rate shall be equal to the applicable Maximum Auction Rate. If the Auction Agent has not received Sufficient Bids (other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders), the Auction
          Note Interest Rate will be the applicable Maximum Auction Rate. In any of the cases described above, Submitted Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (B).

                    (A) If Sufficient Bids have been made and if the applicable Maximum Auction Rate does not apply (in which case the Auction
               Note Interest Rate shall be the Bid Auction Rate), all Submitted Sell Orders shall be accepted and, subject to the provisions of clauses (4) and (5) of this Section 2.02(a)(iv), Submitted Bids shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

                         (1) Existing Owners' Submitted Bids specifying any rate that is higher than the Auction Note Interest Rate shall be accepted, thus requiring each such Existing Owner to sell the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                         (2) Existing Owners' Submitted Bids specifying any rate that is lower than the Auction Note Interest Rate shall be rejected, thus entitling each such Existing Owner to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                         (3) Potential Owners' Submitted Bids specifying any rate that is lower than the Auction Note Interest Rate shall be accepted;

                         (4) Each Existing Owners' Submitted Bid specifying a rate that is equal to the Auction Note Interest Rate shall be rejected, thus entitling such Existing Owner to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bid, unless the aggregate principal amount of Outstanding Auction Rate Notes subject to all such Submitted Bids shall be greater than the principal amount of Auction Rate Notes (the "remaining principal amount") equal to the excess of the Available Auction Rate Notes over the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clauses (2) and (3) of this Section 2.02(a)(iv)(D)(1), in which event such Submitted Bid of such Existing Owner shall be rejected in part, and such Existing Owner shall be entitled to continue to own the principal amount of Auction Rate Notes subject to such Submitted Bid, but only in an amount equal to the aggregate principal amount of Auction Rate Notes obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Notes subject to such Submitted Bids made by all such Existing Owners that specified a rate equal to the Auction Note Interest Rate, subject to the provisions of Section 2.02(a)(iv)(D) hereof; and

                         (5) Each Potential Owner's Submitted Bid specifying a rate that is equal to the Auction Note Interest Rate shall be accepted, but only in an amount equal to the principal amount of

                    Auction Rate Notes obtained by multiplying the excess of the aggregate principal amount of Available Auction Rate Notes over the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clauses (2), (3) and
                    (4) of this Section 2.02(a)(iv)(A) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Notes subject to Submitted Bids made by all such Potential Owners that specified a rate equal to the Auction Note Interest Rate, subject to the provisions of Section 2.02(a)(iv)(D) hereof.

                    (B) If Sufficient Bids have not been made (other than because all of the Outstanding Auction Rate Notes are subject to submitted Hold Orders), or if the applicable Maximum Auction Rate applies, subject to the provisions of Section 2.02(a)(iv)(D) hereof, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                         (1) Existing Owners' Submitted Bids specifying any rate that is equal to or lower than the Auction Note Interest Rate shall be rejected, thus entitling such Existing Owners to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                         (2) Potential Owners' Submitted Bids specifying (x) any rate that is equal to or lower than the Auction Note Interest Rate shall be accepted and (y) any rate that is higher than the Auction Note Interest Rate shall be rejected; and

                         (3) each Existing Owner's Submitted Bid specifying any rate that is higher than the Auction Note Interest Rate and the Submitted Sell Order of each Existing Owner shall be accepted, thus entitling each Existing Owner that submitted any such Submitted Bid or Submitted Sell Order to sell the Auction Rate Notes subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate principal amount of Auction Rate Notes obtained by multiplying the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clause (2)(x) of this Section 2.02(a)(iv)(B) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner subject to such submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes subject to all such Submitted Bids and Submitted Sell Orders.

                    (C) If all Auction Rate Notes are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

                    (D) If, as a result of the procedures described in paragraph (A) or (B) of this Section 2.02(a)(iv), any Existing Owner would be entitled or required to sell, or any Potential Owner would be entitled or required to purchase, a principal amount of Auction Rate Notes that is not equal to an Authorized Denomination, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the principal amount of Auction Rate Notes to be purchased or sold by any Existing Owner or Potential Owner so that the principal amount of Auction Rate Notes purchased or sold by each Existing Owner or Potential Owner shall be equal to an Authorized Denomination.

                    (E) If, as a result of the procedures described in paragraph (B) of this Section 2.02(a)(iv), any Potential Owner would be entitled or required to purchase less than an Authorized Denomination of Auction Rate Notes, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Auction Rate Notes for purchase among Potential Owners so that only Auction Rate Notes in Authorized Denominations are purchased by any Potential Owner, even if such allocation results in one or more of such Potential Owners not purchasing any Auction Rate Notes.

               (v) Based on the result of each Auction, the Auction Agent shall determine the aggregate principal amount of Auction Rate Notes to be purchased and the aggregate principal amount of Auction Rate Notes to be sold by Potential Owners and Existing Owners on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate principal amount of Auction Rate Notes to be sold differs from such aggregate principal amount of Auction Rate Notes to be purchased, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Auction Rate Notes.

               (vi) Any calculation by the Auction Agent or the Trustee, as applicable, of the Auction Note Interest Rate, the Maximum Auction Rate, the All Hold Rate and the Non-Payment Rate shall, in the absence of manifest error, be binding on all other parties.

               (vii) Notwithstanding anything in this Appendix A to the contrary, (A) no Auction for the Auction Rate Notes for an Auction Period of less than 180 days will be held on any Auction Date hereunder on which there are insufficient moneys in the Senior Interest Account of the Revenue Fund and the Senior Redemption Account of the Note Redemption Fund to pay, or otherwise held by the Trustee under the Indenture and available to pay, the principal of and interest due on the Auction Rate Notes on the Interest Payment Date immediately following such Auction Date, and (B) no Auction will be held on any Auction Date hereunder during the continuance of a Payment Default. The Trustee shall promptly notify the Auction Agent of any such occurrence.

          (b)  APPLICATION OF INTEREST PAYMENTS FOR THE AUCTION RATE NOTES.

               (i) The Trustee shall determine not later than 2:00 p.m., eastern time, on the Business Day next succeeding an Interest Payment Date, whether a Payment Default has occurred. If a Payment Default has occurred, the Trustee shall, not later than 2:15 p.m., eastern time, on such Business Day, send a notice thereof in substantially the form of Exhibit F attached hereto to the Auction Agent by telecopy or similar means and, if such Payment Default is cured, the Trustee shall immediately send a notice in substantially the form of Exhibit G attached hereto to the Auction Agent by telecopy or similar means.

               (ii) Not later than 2:00 p.m., eastern time, on each anniversary of the Closing Date, the Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Revenue Fund, an amount equal to the Auction Agent Fee as set forth in the Auction Agent Agreement. Not later than 2:00 p.m., eastern time, on each Auction Date, the Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Revenue Fund, an amount equal to the Broker-Dealer Fee as calculated in the Auction Agent Agreement. The Trustee shall, from time to time at the request of the Auction Agent and at the direction of an Authorized Officer, reimburse the Auction Agent for its reasonable expenses as provided in the Auction Agent Agreement, such expenses to be paid out of amounts in the Revenue Fund.

          (c) CALCULATION OF MAXIMUM AUCTION RATE, ALL HOLD RATE AND NON-PAYMENT RATE. The Auction Agent shall calculate the applicable Maximum Auction Rate and All Hold Rate, as the case may be, on each Auction Date and shall notify the Trustee and the Broker-Dealers of the applicable Maximum Auction Rate and All Hold Rate, as the case may be, as provided in the Auction Agent Agreement; provided, that if the ownership of the Auction Rate Notes is no longer maintained in Book-entry Form, or if a Payment Default has occurred, then the Trustee shall determine the applicable Maximum Auction Rate, All Hold Rate and Non-Payment Rate for each such Interest Period. The Market Agent shall calculate the Index (if the Index is other than the PSA Municipal Swap Index) on each Interest Rate Determination Date and shall notify the

     Trustee and the Auction Agent of the Index prior to 9:30 a.m., eastern time, on each Interest Rate Determination Date. If the ownership of the Auction Rate Notes is no longer maintained in Book-entry Form by the Securities Depository, the Trustee shall calculate the applicable Maximum Auction Rate on the Business Day immediately preceding the first day of each Interest Period after the delivery of certificates representing the Auction Rate Notes pursuant to the Indenture. If a Payment Default shall have occurred, the Trustee shall calculate the Non-Payment Rate on the Interest Rate Determination Date for (i) each Interest Period commencing after the occurrence and during the continuance of such Payment Default and
     (ii) any Interest Period commencing less than two Business Days after the cure of any Payment Default. The determination by the Trustee or the Auction Agent, as the case may be, of the applicable Maximum Auction Rate, All Hold Rate and Non-Payment Rate shall (in the absence of manifest error) be final and binding upon all parties. If calculated or determined by the Auction Agent, the Auction Agent shall promptly advise the Trustee of the applicable Maximum Auction Rate and All Hold Rate. The determination by the Market Agent of the Index shall (in the absence of manifest error) be final and binding upon all parties.

          If the Federal Reserve Bank of New York does not make available its 30-day commercial paper rate for purposes of determining the "AA" Composite Commercial Paper Rate, the Auction Agent shall notify the Trustee of such fact and the Trustee shall thereupon request that an Authorized Officer promptly appoint at least two Commercial Paper Dealers (in addition to
     [                           ]) to provide commercial paper quotes for
     purposes of determining the "AA" Composite Commercial Paper Rate. Pending appointment of both such additional Commercial Paper Dealers, Smith Barney Inc. and any other Commercial Paper Dealer appointed and serving as such shall provide the required quotations, and such quotations shall be used
     for purposes of this Appendix A.  [                           ] is hereby
     appointed as a Commercial Paper Dealer to provide commercial paper quotes for purposes of determining the "AA" Composite Commercial Paper Rate as provided above.

          (d)  NOTIFICATION OF RATES, AMOUNTS AND PAYMENT DATES.

               (i) By 12:00 noon, eastern time, on the Business Day following each Regular Record Date, the Trustee shall determine the aggregate amounts of interest distributable on the next succeeding Interest Payment Date to the beneficial owners of Auction Rate Notes.

               (ii) At least four days prior to any Interest Payment Date, the Trustee shall:

                    (A) confirm with the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository, (1) the date of such next Interest Payment Date and (2) the amount payable to the Auction Agent on the Auction Date pursuant to Section 2.02(b)(ii) hereof;

                    (B) pursuant to Section 2.01 hereof, advise the Registered Owners of a Class of Auction Rate Notes of any Carry-over Amount accruing on such Auction Rate Notes; and

                    (C) advise the Securities Depository, so long as the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository, upon request, of the aggregate amount of interest distributable on such next Interest Payment Date to the beneficial owners of each Class of the Auction Rate Notes.

          If any day scheduled to be an Interest Payment Date shall be changed after the Trustee shall have given the notice or confirmation referred to in clause (i) of the preceding sentence, the Trustee shall, not later than 11:15 a.m., eastern time, on the Business Day next preceding the earlier of the new Interest Payment Date or the old Interest Payment Date, by such means as the Trustee deems practicable, give notice of such change to the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository.

          (e)  AUCTION AGENT.

               (i)  [                           ] is hereby appointed as Initial
          Auction Agent to serve as agent for the Issuer in connection with Auctions. The Trustee and the Issuer will, and the Trustee is hereby directed to, enter into the Initial Auction Agent Agreement with Bankers Trust Company, as the Initial Auction Agent. Any Substitute Auction Agent shall be (A) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as approved by the Trustee in writing and having a combined capital stock or surplus of at least $50,000,000, or (B) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Auction Agent Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by this Appendix A by giving at least 90 days' notice to the Trustee, the Market Agent and the Issuer. The Auction Agent may be removed at any time by the Trustee upon the written direction of an Authorized Officer or the Registered Owners of 51% of the aggregate principal amount of the Auction Rate Notes then Outstanding, and if by such Registered Owners, by an instrument signed by such Registered Owners or their attorneys and filed with the Auction Agent, the Issuer and the Trustee upon at least 90 days' written notice. Neither resignation nor removal of the Auction Agent pursuant to the preceding two sentences shall be effective until and unless a Substitute Auction Agent has been appointed and has accepted such appointment. If required by the Issuer, a Substitute Auction Agent Agreement shall be entered into with a Substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agent Agreement if, within 25 days after notifying the Trustee, the Market Agent and the Issuer in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agent Agreement, the Auction Agent does not receive such payment.

               (ii) If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Trustee at the direction of an Authorized Officer, shall use its best efforts to appoint a Substitute Auction Agent.

               (iii) The Auction Agent is acting as agent for the Issuer in connection with Auctions. In the absence of bad faith, negligent failure to act or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted or any error of judgment made by it in the performance of its duties under the Auction Agent Agreement and shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

          (f)  BROKER-DEALERS.

               (i)  The Auction Agent will enter into a Broker-Dealer Agreement
          with [                           ], as the initial Broker-Dealer.  An
          Authorized Officer may, from time to time, approve one or more additional persons to serve as Broker-Dealers under Broker-Dealer Agreements and shall be responsible for providing such Broker-Dealer Agreements to the Trustee and the Auction Agent, provided, however
          that while [                           ] is serving as a
          Broker-Dealer, [                           ] shall have the right to
          consent to the approval of any additional Broker-Dealers, which consent will not be unreasonably withheld.

               (ii) Any Broker-Dealer may be removed at any time, at the request of an Authorized Officer, but there shall, at all times, be at least one Broker-Dealer appointed and acting as such.

          (g)  CHANGES IN AUCTION PERIOD OR PERIODS AND CERTAIN PERCENTAGES.

               (i) While any of the Auction Rate Notes are Outstanding, the Issuer may, from time to time, change the length of one or more Auction Periods (an "Auction Period Adjustment"), in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the interest rate borne by the Auction Rate Notes. The Issuer shall not initiate an Auction Period Adjustment unless it shall have received the written consent of the Market Agent, which consent shall not be unreasonably withheld, not later than nine days prior to the Auction Date for such Auction Period. The Issuer shall initiate the Auction Period Adjustment by giving written notice by Issuer Order to the Trustee, the Auction Agent, the Market Agent, each Rating Agency and the Securities Depository in substantially the form of, or containing substantially the information contained in, Exhibit H attached hereto at least 10 days prior to the Auction Date for such Auction Period.

               (ii) Any such adjusted Auction Period shall not be less than 7 days nor more than 366 days.

               (iii)     An Auction Period Adjustment shall take effect only if
          (A) the Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the first such Auction Period, an Issuer Certificate in substantially the form attached as, or containing substantially the same information contained in, Exhibit I attached hereto, authorizing the Auction Period Adjustment specified in such certificate along with a copy of the written consent of the Market Agent and, (B) Sufficient Bids exist as of the Auction on the Auction Date for such first Auction Period. If the condition referred to in (A) above is not met, the applicable Auction Note Interest Rate for the next Auction Period shall be determined pursuant to the above provisions of this Section 2.02 and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred in (B) above is not met, the applicable Auction Note Interest Rate for the next Auction Period shall be the applicable Maximum Auction Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

               In connection with any Auction Period Adjustment, the Auction Agent shall provide such further notice to such parties as is specified in Section 2.03 of the Auction Agent Agreement.

          (h) CHANGES IN THE AUCTION DATE. The Market Agent, with the written consent of an Authorized Officer and, if applicable, upon receipt of the opinion of Note Counsel as required below, may specify an earlier Auction Date (but in no event more than five

     Business Days earlier) than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in Section
     1.01 of this Appendix A with respect to one or more specified Auction Periods in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the interest rate borne on the Auction Rate Notes. The Market Agent shall deliver a written request for consent to such change in the length of the Auction Date to the Issuer at least 14 days prior to the effective date of such change. If the Issuer shall have delivered such written consent to the Market Agent, the Market Agent shall provide notice of its determination to specify an earlier Auction Date for one or more Auction Periods by means of a written notice delivered at least 10 days prior to the proposed changed Auction Date to the Trustee, the Auction Agent, the Issuer, each Rating Agency and the Securities Depository. Such notice shall be substantially in the form of, or contain substantially the information contained in, Exhibit J attached hereto.

          In connection with any change described in this Section 2.02(h), the Auction Agent shall provide such further notice to such parties as is specified in Section 2.03 of the Auction Agent Agreement.

     Section 2.03. ADDITIONAL PROVISIONS REGARDING THE INTEREST RATES ON THE AUCTION RATE NOTES. The determination of a Variable Rate by the Auction Agent or any other Person pursuant to the provisions of the applicable Section of this
Article II shall be conclusive and binding on the Registered Owners of the Class of Auction Rate Notes to which such Variable Rate applies, and the Issuer and the Trustee may rely thereon for all purposes.

     In no event shall the cumulative amount of interest paid or payable on a Class of Auction Rate Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Auction Rate Notes of such Class under applicable law, which are contracted for, charged, reserved, taken or received pursuant to the Auction Rate Notes of such Class or related documents) calculated from the date of issuance of the Auction Rate Notes of such Class through any subsequent day during the term of the Auction Rate Notes of such Class or otherwise prior to payment in full of the Auction Rate Notes of such Class exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Auction Rate Notes of such Class or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Auction Rate Notes of such Class, or if the redemption or acceleration of the maturity of the Auction Rate Notes of such Class results in payment to or receipt by the Registered Owner or any former Registered Owner of the Auction Rate Notes of such Class of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Auction Rate Notes of such Class or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Auction Rate Notes of such Class shall be credited on the principal balance of the Auction Rate Notes of such Class (or, if the Auction Rate Notes of such Class have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Auction Rate Notes of such Class and related documents shall automatically and immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Auction Rate Notes of such Class and under the related documents.

     Section 2.04. QUALIFICATIONS OF MARKET AGENT. The Market Agent shall be a member of the National Association of Securities Dealers, Inc., have a capitalization of at least $50,000,000 and be authorized by law to perform all the duties imposed upon it by this Appendix A. The Market Agent may resign and be discharged of the duties and obligations created by this Appendix A by giving at least 30 days notice to the Issuer and the Trustee, provided that such resignation shall not be effective until the appointment of a successor market agent by the Issuer and the acceptance of such appointment by such successor market agent. The Market Agent may be replaced at the direction of the Issuer, by an instrument signed by an Authorized Officer, filed with the Market Agent and the Trustee at least 30 days before the effective date of such replacement, provided that such replacement shall not be effective until the appointment of a successor market agent by the Issuer and the acceptance of such appointment by such successor market agent.

     In the event that the Market Agent shall be removed or be dissolved, or if the property or affairs of the Market Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and there is no Market Agent and the Issuer shall not have appointed its successor as Market Agent, the Trustee, notwithstanding the provisions of the first paragraph of this Section, shall be deemed to be the Market Agent for all purposes of this Appendix A until the appointment by the Issuer of the successor Market Agent. Nothing in this Section shall be construed as conferring on the Trustee additional duties other than as set forth herein.

                                   APPENDIX B

                         CERTAIN TERMS AND PROVISIONS OF
              THE CLASS [199__B-__] SUBORDINATE [INDEX] RATE NOTES

                                    ARTICLE I

     Section 1.01. DEFINITIONS. In addition to the terms defined elsewhere in the Indenture and this Supplemental Indenture, the following terms shall have the following meanings with respect to the Class [199__B-__] Notes, unless the context otherwise requires:

     "APPLICABLE RATE" shall have the meaning set forth in Section 2.01(b) hereof.

     "AUTHORIZED DENOMINATIONS" shall mean $_________ and any multiple thereof.

     "BOND-EQUIVALENT YIELD" shall mean, in respect of any security with a maturity of six months or less the rate for which is quoted in THE WALL STREET JOURNAL on a bank discount basis, a yield (expressed as a percentage) calculated in accordance with the following formula and rounded up to the nearest one one-hundredth of one percent:

          Bond Equivalent Yield  =            Q x N       x 100
                                        -----------------
                                          360 - (T x Q)

where "Q" refers to the per annum rate for the security quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366 (days), as the case may be, and "T" refers to the number of days to maturity.

     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday, holiday or day on which banks in New York, New York, or the New York Stock Exchange, the Trustee or the Calculation Agent, are authorized or permitted by law or executive order to close.

     "CALCULATION AGENT" shall mean any person appointed as such pursuant to
Section 2.07 hereof.

     "DEPOSITORY" shall mean The Depository Trust Company or any successor securities depository selected or approved by the Issuer.

     "HOLDER" as used in this Appendix B shall mean the beneficial owner of any Class [199__B-__] Note.

     "INITIAL INTEREST PAYMENT DATE" shall mean [____________, 199__] for the Class [199__B-__] Notes.

     "INITIAL INTEREST PERIOD" shall mean, for the Class [199__B-__] Notes, the period from and including the date of delivery of the Class [199__B-__] Notes
and ending on [         , 199__].

     "INTEREST AMOUNT" shall mean the amount of interest distributable in
respect of each $          in principal amount (taken, without rounding, to
 .0001 of one cent) of Class [199__B-__] Notes for any Interest Period or part thereof, as calculated in accordance with Section 2.07 hereof.

     "INTEREST PAYMENT DATE" means [         , 199__] and the first day of each
month thereafter, and the maturity date for any Class [199__B-__] Note, or if any such date is not a Business Day, the next succeeding Business Day (but only for interest accrued through the last day of the calendar month next preceding such Interest Payment Date).

     "INTEREST PERIOD" means the Initial Interest Period for the
Class [199__B-__] Notes and the period beginning on the first day of each month and ending on the last day of each month.

     "LIBOR DETERMINATION DATE" shall mean the Business Day immediately preceding the first day of each Interest Period.

     "LIBOR-BASED RATE" shall mean One-Month LIBOR plus [__%].

     "MAXIMUM INTEREST RATE" shall mean the lesser of (a) 16% per annum or (b) the maximum rate of interest permitted under State law for student loan notes of the Issuer.

     "ONE-MONTH LIBOR" means the rate of interest per annum equal to the rate per annum at which United States dollar deposits having a maturity of one month are offered to prime banks in the London interbank market which appear on the Telerate Service LIBOR Page as of approximately 11:00 a.m., London time, on the LIBOR Determination Date. If at least two such quotations appear, One-Month LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-hundredth of one percent) of such offered rates. If fewer than two such quotes appear, One-Month LIBOR with respect to such Interest Period will be determined at approximately 11:00 a.m., London time, on such LIBOR Determination Date on the basis of the rate at which deposits in United States dollars having a maturity of three months are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by (i) the Calculation Agent (if the Calculation Agent is other than the Trustee) or (ii) the Trustee, and in a principal amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time. The Calculation Agent or the Trustee, as applicable, will request the principal London office of each of such banks to provide a quotation of its rate. If at least two quotations are provided, One-Month LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-hundredth of one percent) of such offered rates. If fewer than two quotations are provided, One-Month LIBOR with respect to such Interest Period will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-hundredth of one percent) of the rates quoted at approximately 11:00 a.m.,

New York City time on such LIBOR Determination Date by three major banks in New York, New York selected by (x) the Calculation Agent or (y) the Trustee, as applicable, for loans in United States dollars to leading European banks having a maturity of three months and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, One-Month LIBOR in effect for the applicable Interest Period, will be One-Month LIBOR in effect for the immediately preceding Interest Period.

     "PARTICIPANT" shall mean a member of or participant in, the Depository.

     "PAYMENT DEFAULT" shall mean failure to make payment of interest on, premium, if any, and principal of the Class [199__B-__] Notes when due, by the Issuer.

     "PERSON" means and includes, unless otherwise specified, an individual, corporation, company, trust, estate partnership or association.

     "RECORD DATE" shall mean the Business Day immediately preceding the Interest Payment Date.

     "REDEMPTION DATE," when used with respect to any Class [199__B-__] Notes to be redeemed, shall mean the date fixed for such redemption.

     "SEC" shall mean the Securities and Exchange Commission.

     "SECURITIES EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.


                                   ARTICLE II

                               TERMS AND ISSUANCE

     Section 2.01.  INTEREST ON THE CLASS [199__B-__] NOTES.

          (a) Interest on the Class [199__B-__] Notes shall accrue for each Interest Period and shall be payable in arrears, on each Interest Payment Date.

          (b) The rate of interest on the Class [199__B-__] Notes for the first Interest Period shall be [_____%]. The rate of interest on the Class [199__B-__] Notes for each subsequent Interest Period shall be determined by the Calculation Agent on the LIBOR Determination Date and shall be the LIBOR-Based Rate.

     If a Payment Default occurs, the Applicable Rate (as defined below) with respect to the Class [199__B-__] Notes shall be the same rate per annum as if no such Payment Default had occurred.

     The rate per annum at which interest is payable on the Class [199__B-__] Notes for any Interest Period is herein referred to as the "Applicable Rate." Notwithstanding anything herein to the contrary, the Applicable Rate cannot exceed the Maximum Interest Rate.

     Section 2.02. PAYMENTS. So long as the Class [199__B-__] Notes are registered in the name of the Depository or the nominee thereof, payment of interest (other than at maturity) and premium, if any, on, and of principal at redemption of, the Class [199__B-__] Notes shall be made to the Depository by wire transfer provided proper wire instructions are received. Each Holder of Class [199__B-__] Notes, by such Holder's purchase of Class [199__B-__] Notes, appoints the Trustee as its agent in connection with the payment by such Holder of its share, if any, of the amounts payable to the Calculation Agent pursuant to Section 2.07(a) hereof.

     Section 2.03. NOTICE OF PAYMENT DEFAULTS AND CURES. By 12:30 p.m. on the Business Day immediately succeeding each Interest Payment Date, the Trustee will determine if a Payment Default has occurred. If a Payment Default has occurred, the Trustee shall, if the Calculation Agent is other than the Trustee, notify the Calculation Agent by 1:00 p.m. of such Payment Default. If a Payment Default has been cured, the Trustee shall, if the Calculation Agent is other than the Trustee, so notify the Calculation Agent by 5:00 p.m. on the day such Payment Default is cured.

     Section 2.04. CALCULATION OF RATES; TERMINATION OF BOOK ENTRY SYSTEM. The Calculation Agent shall calculate the LIBOR-Based Rate on the Business Day immediately preceding the first day of each Interest Period. The determination by the Calculation Agent of the Applicable Rate will (in the absence of manifest error) be final and binding upon the Owners of the Class [199__B-__] Notes and all other parties.

     If the ownership of the Class [199__B-__] Notes is no longer maintained in book-entry form such Class [199__B-__] Notes may be exchanged for other Class [199__B-__] Notes, in Authorized Denominations, and of a like aggregate principal amount, upon surrender of the Class [199__B-__] Notes to be exchanged at the principal office of the Trustee. Class [199__B-__] Notes, upon surrender thereof at the principal office of the Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the Holder of its attorney duly authorized in writing, will be transferred to a transferee or transferees, in the form of one or more new fully registered Class [199__B-__] Notes, in Authorized Denomination, and of a like aggregate principal amount having the same interest rate and bearing numbers not previously assigned.

     In all cases in which the privilege of exchanging or transferring Class [199__B-__] Notes is exercised, the Issuer will cause to be executed and delivered Class [199__B-__] Notes in accordance with the provisions of the Resolution. For every such exchange or transfer of Class [199__B-__] Notes, the Trustee will require payment by the Holder of any tax or other governmental charge required to be paid with respect to such exchange or transfer. All expenses, other than any tax or other government charge, incurred by the Trustee or the Issuer with respect to each such transfer or exchange will be paid by the Issuer.

     The Trustee will not be required to transfer any Class [199__B-__] Note during the period of five Business Days next preceding the mailing of notice of redemption as described herein. After giving of such notice of redemption, the Trustee will not be required to transfer or exchange any Class [199__B-__] Note, which Class [199__B-__] Note or portion thereof has been called for redemption.

     Section 2.05. COMPUTATION OF INTEREST. The amount of interest distributable to Holders of Class [199__B-__] Notes in respect of each
[$         ] in principal amount thereof for any Interest Period or part thereof shall be calculated by applying the Applicable Rate for such Interest Period or
part thereof to the principal amount of [$         ] multiplying such product by
the actual number of days in the Interest Period or part thereof concerned divided by 360, and truncating the resultant figure to the nearest one cent. Interest on the Class [199__B-__] Notes shall be computed by the Trustee on the basis of a 360-day year for the number of days actually elapsed. In the event an Interest Payment Date occurs with respect to any Interest Period on a date other than the first day of the next Interest Period, the Trustee, after confirming the calculation required above, shall calculate the portion of the Interest Amount payable on such Interest Payment Date and the portion payable on the next succeeding Interest Payment Date.

     Section 2.06.  NOTIFICATION OF RATES, AMOUNTS AND PAYMENT DATES.

          (a) The Trustee shall determine the aggregate amount of interest distributable on the next succeeding Interest Payment Date to the Holders of the Class [199__B-__] Notes. So long as the ownership of the Class [199__B-__] Notes is maintained in book-entry form by the Depository, the Trustee shall advise the Depository of each Record Date for the Class [199__B-__] Notes at least two Business Days prior thereto.

          (b) Promptly after the Date of Issue and each Interest Payment Date, and in any event at least 10 days prior to each Interest Payment Date following the Initial Interest Payment Date, the Trustee shall:

               (i) so long as no Payment Default has occurred and is continuing and the ownership of the Class [199__B-__] Notes is maintained in book-entry form by the Depository, confirm the Calculation Agent's determination of (1) the date of such next Interest Payment Date and
          (2) the amount payable to the Calculation Agent and notify the Calculation Agent of any discrepancy therein; and

               (ii) advise the Depository, so long as the ownership of the Class [199__B-__] Notes is maintained in book-entry form by the Depository, of the Applicable Rate and the Interest Amount in respect of the next succeeding Interest Period.

     Section 2.07.  CALCULATION AGENT.

          (a)  [                           ] shall serve as the initial
     Calculation Agent for the Class [199__B-__] Notes. The Calculation Agent shall be (i) a bank or trust company duly organized under the laws of the United States of America or any state or territory thereof, and having a combined capital stock, surplus and undivided profits of at least $15,000,000 or (ii) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $15,000,000 and, in either case, authorized by law to perform all the duties imposed upon it hereunder. The Calculation Agent may resign and be discharged of the duties and obligations created hereunder by giving at least 90 days' written notice to the Issuer and the Trustee (30 days' written notice if the Calculation Agent has not been paid its fee for more than 30 days). The Calculation Agent may be removed at any time by the Trustee if the Calculation Agent is an entity other than the Trustee, acting at the direction of the Issuer or the holders of 51% of the aggregate principal amount of the Class [199__B-__] Notes, by an instrument signed by the Trustee and filed with the Calculation Agent and the Issuer upon at least 90 days' notice. If the Calculation Agent and the Trustee are the same entity, the Calculation Agent may be removed as described above, with the Issuer acting in lieu of the Trustee.

          (b) In the event that the Calculation Agent shall resign or be removed or dissolved, or if the property or affairs of the Calculation Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Issuer shall use its best efforts to appoint a successor as Calculation Agent, and the Trustee shall thereupon enter into an agreement with such successor to perform the duties of the Calculation Agent as described herein.

          (c) The Calculation Agent (if other than the Trustee) shall be acting as agent for the Trustee, as trustee, registrar and paying agent for the Class [199__B-__] Notes, in connection with its duties hereunder. In the absence of bad faith or negligence on its part, the Calculation Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties hereunder and shall not be liable for any error of judgment made in good faith unless the Calculation Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts necessary to make such judgment.

     Section 2.08. CREDIT RATINGS. The Issuer shall take all reasonable action necessary to enable at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the SEC under the Securities Exchange Act) to provide credit ratings for the Class [199__B-__] Notes.

     Section 2.09. NOTICE. The Issuer shall use its best efforts to provide the Trustee and, so long as no Payment Default has occurred and is continuing and the ownership of the Class [199__B-__] Notes is maintained in book-entry form by the Depository, the Calculation Agent with notice of any change in the maximum rate permitted by law on the Class [199__B-__] Notes.

     Section 2.10.  NOTICE OF PAYMENT DEFAULT.

          (a) If the Issuer determines that a Payment Default has occurred the Issuer shall promptly notify the Trustee thereof.

          (b) So long as the ownership of the Class [199__B-__] Notes is maintained in book-entry form by the Depository, upon the occurrence of a Payment Default the Trustee shall immediately send a notice thereof to the Calculation Agent by telecopy or similar means.

          (c) So long as the ownership of the Class [199__B-__] Notes is maintained in book-entry form by the Depository, the Trustee shall immediately send notice to the Calculation Agent by telecopy or similar means if a Payment Default is cured.

                                   APPENDIX C

                         CERTAIN TERMS AND PROVISIONS OF
              THE CLASS [199__C-__] SUBORDINATE [INDEX] RATE NOTES

                                    ARTICLE I

     Section 1.01. DEFINITIONS. In addition to the terms defined elsewhere in the Indenture and this Supplemental Indenture, the following terms shall have the following meanings with respect to the Class [199__C-__] Notes, unless the context otherwise requires:

     "APPLICABLE RATE" shall have the meaning set forth in Section 2.01(b) hereof.

     "AUTHORIZED DENOMINATIONS" shall mean $          and any multiple thereof.

     "BOND-EQUIVALENT YIELD" shall mean, in respect of any security with a maturity of six months or less the rate for which is quoted in THE WALL STREET JOURNAL on a bank discount basis, a yield (expressed as a percentage) calculated in accordance with the following formula and rounded up to the nearest one one-hundredth of one percent:

          Bond Equivalent Yield  =            Q x N       x 100
                                        -----------------
                                          360 - (T x Q)


where "Q" refers to the per annum rate for the security quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366 (days), as the case may be, and "T" refers to the number of days to maturity.

     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday, holiday or day on which banks in New York, New York, or the New York Stock Exchange, the Trustee or the Calculation Agent, are authorized or permitted by law or executive order to close.

     "CALCULATION AGENT" shall mean any person appointed as such pursuant to
Section 2.07 hereof.

     "DEPOSITORY" shall mean The Depository Trust Company or any successor securities depository selected or approved by the Issuer.

     "HOLDER" as used in this Appendix C shall mean the beneficial owner of any Class [199__C-__] Note.

     "INITIAL INTEREST PAYMENT DATE" shall mean [         , 199__] for the Class
[199__C-__] Notes.

     "INITIAL INTEREST PERIOD" shall mean, for the Class [199__C-__] Notes, the period from and including the date of delivery of the Class [199__C-__] Notes
and ending on [         , 199__].

     "INTEREST AMOUNT" shall mean the amount of interest distributable in
respect of each $          in principal amount (taken, without rounding, to
 .0001 of one cent) of Class [199__C-__] Notes for any Interest Period or part thereof, as calculated in accordance with Section 2.07 hereof.

     "INTEREST PAYMENT DATE" means [         , 199__] and the first day of each
month thereafter, and the maturity date for any Class [199__C-__] Note, or if any such date is not a Business Day, the next succeeding Business Day (but only for interest accrued through the last day of the calendar month next preceding such Interest Payment Date).

     "INTEREST PERIOD" means the Initial Interest Period for the Class [199__C-__] Notes and the period beginning on the first day of each month and ending on the last day of each month.

     "LIBOR DETERMINATION DATE" shall mean the Business Day immediately preceding the first day of each Interest Period.

     "LIBOR-BASED RATE" shall mean One-Month LIBOR plus [__%].

     "MAXIMUM INTEREST RATE" shall mean the lesser of (a) 16% per annum or (b) the maximum rate of interest permitted under State law for student loan notes of the Issuer.

     "ONE-MONTH LIBOR" means the rate of interest per annum equal to the rate per annum at which United States dollar deposits having a maturity of one month are offered to prime banks in the London interbank market which appear on the Telerate Service LIBOR Page as of approximately 11:00 a.m., London time, on the LIBOR Determination Date. If at least two such quotations appear, One-Month LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-hundredth of one percent) of such offered rates. If fewer than two such quotes appear, One-Month LIBOR with respect to such Interest Period will be determined at approximately 11:00 a.m., London time, on such LIBOR Determination Date on the basis of the rate at which deposits in United States dollars having a maturity of three months are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by (i) the Calculation Agent (if the Calculation Agent is other than the Trustee) or (ii) the Trustee, and in a principal amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time. The Calculation Agent or the Trustee, as applicable, will request the principal London office of each of such banks to provide a quotation of its rate. If at least two quotations are provided, One-Month LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-hundredth of one percent) of such offered rates. If fewer than two quotations are provided, One-Month LIBOR with respect to such Interest Period will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-hundredth of one percent) of the rates quoted at approximately 11:00 a.m.,

New York City time on such LIBOR Determination Date by three major banks in New York, New York selected by (x) the Calculation Agent or (y) the Trustee, as applicable, for loans in United States dollars to leading European banks having a maturity of three months and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, One-Month LIBOR in effect for the applicable Interest Period, will be One-Month LIBOR in effect for the immediately preceding Interest Period.

     "PARTICIPANT" shall mean a member of or participant in, the Depository.

     "PAYMENT DEFAULT" shall mean failure to make payment of interest on, premium, if any, and principal of the Class [199__C-__] Notes when due, by the Issuer.

     "PERSON" means and includes, unless otherwise specified, an individual, corporation, company, trust, estate partnership or association.

     "RECORD DATE" shall mean the Business Day immediately preceding the Interest Payment Date.

     "REDEMPTION DATE," when used with respect to any Class [199__C-__] Notes to be redeemed, shall mean the date fixed for such redemption.

     "SEC" shall mean the Securities and Exchange Commission.

     "SECURITIES EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                                   ARTICLE II

                               TERMS AND ISSUANCE

     Section 2.01.  INTEREST ON THE CLASS [199__C-__] NOTES.

          (a) Interest on the Class [199__C-__] Notes shall accrue for each Interest Period and shall be payable in arrears, on each Interest Payment Date.

          (b) The rate of interest on the Class [199__C-__] Notes for the first Interest Period shall be [_____%]. The rate of interest on the Class [199__C-__] Notes for each subsequent Interest Period shall be determined by the Calculation Agent on the LIBOR Determination Date and shall be the LIBOR-Based Rate.

     If a Payment Default occurs, the Applicable Rate (as defined below) with respect to the Class [199__C-__] Notes shall be the same rate per annum as if no such Payment Default had occurred.

     The rate per annum at which interest is payable on the Class [199__C-__] Notes for any Interest Period is herein referred to as the "Applicable Rate." Notwithstanding anything herein to the contrary, the Applicable Rate cannot exceed the Maximum Interest Rate.

     Section 2.02. PAYMENTS. So long as the Class [199__C-__] Notes are registered in the name of the Depository or the nominee thereof, payment of interest (other than at maturity) and premium, if any, on, and of principal at redemption of, the Class [199__C-__] Notes shall be made to the Depository by wire transfer provided proper wire instructions are received. Each Holder of Class [199__C-__] Notes, by such Holder's purchase of Class [199__C-__] Notes, appoints the Trustee as its agent in connection with the payment by such Holder of its share, if any, of the amounts payable to the Calculation Agent pursuant to Section 2.07(a) hereof.

     Section 2.03. NOTICE OF PAYMENT DEFAULTS AND CURES. By 12:30 p.m. on the Business Day immediately succeeding each Interest Payment Date, the Trustee will determine if a Payment Default has occurred. If a Payment Default has occurred, the Trustee shall, if the Calculation Agent is other than the Trustee, notify the Calculation Agent by 1:00 p.m. of such Payment Default. If a Payment Default has been cured, the Trustee shall, if the Calculation Agent is other than the Trustee, so notify the Calculation Agent by 5:00 p.m. on the day such Payment Default is cured.

     Section 2.04. CALCULATION OF RATES; TERMINATION OF BOOK ENTRY SYSTEM. The Calculation Agent shall calculate the LIBOR-Based Rate on the Business Day immediately preceding the first day of each Interest Period. The determination by the Calculation Agent of the Applicable Rate will (in the absence of manifest error) be final and binding upon the Owners of the Class [199__C-__] Notes and all other parties.

     If the ownership of the Class [199__C-__] Notes is no longer maintained in book-entry form such Class [199__C-__] Notes may be exchanged for other Class [199__C-__] Notes, in Authorized Denominations, and of a like aggregate principal amount, upon surrender of the Class [199__C-__] Notes to be exchanged at the principal office of the Trustee. Class [199__C-__] Notes, upon surrender thereof at the principal office of the Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the Holder of its attorney duly authorized in writing, will be transferred to a transferee or transferees, in the form of one or more new fully registered Class [199__C-__] Notes, in Authorized Denomination, and of a like aggregate principal amount having the same interest rate and bearing numbers not previously assigned.

     In all cases in which the privilege of exchanging or transferring Class [199__C-__] Notes is exercised, the Issuer will cause to be executed and delivered Class [199__C-__] Notes in accordance with the provisions of the Resolution. For every such exchange or transfer of Class [199__C-__] Notes, the Trustee will require payment by the Holder of any tax or other governmental charge required to be paid with respect to such exchange or transfer. All expenses, other than any tax or other government charge, incurred by the Trustee or the Issuer with respect to each such transfer or exchange will be paid by the Issuer.

     The Trustee will not be required to transfer any Class [199__C-__] Note during the period of five Business Days next preceding the mailing of notice of redemption as described herein. After giving of such notice of redemption, the Trustee will not be required to transfer or exchange any Class [199__C-__] Note, which Class [199__C-__] Note or portion thereof has been called for redemption.

     Section 2.05. COMPUTATION OF INTEREST. The amount of interest distributable to Holders of Class [199__C-__] Notes in respect of each
[$         ] in principal amount thereof for any Interest Period or part thereof shall be calculated by applying the Applicable Rate for such Interest Period or
part thereof to the principal amount of [$         ] multiplying such product by
the actual number of days in the Interest Period or part thereof concerned divided by 360, and truncating the resultant figure to the nearest one cent. Interest on the Class [199__C-__] Notes shall be computed by the Trustee on the basis of a 360-day year for the number of days actually elapsed. In the event an Interest Payment Date occurs with respect to any Interest Period on a date other than the first day of the next Interest Period, the Trustee, after confirming the calculation required above, shall calculate the portion of the Interest Amount payable on such Interest Payment Date and the portion payable on the next succeeding Interest Payment Date.

     Section 2.06.  NOTIFICATION OF RATES, AMOUNTS AND PAYMENT DATES.

          (a) The Trustee shall determine the aggregate amount of interest distributable on the next succeeding Interest Payment Date to the Holders of the Class [199__C-__] Notes. So long as the ownership of the Class [199__C-__] Notes is maintained in book-entry form by the Depository, the Trustee shall advise the Depository of each Record Date for the Class [199__C-__] Notes at least two Business Days prior thereto.

          (b) Promptly after the Date of Issue and each Interest Payment Date, and in any event at least 10 days prior to each Interest Payment Date following the Initial Interest Payment Date, the Trustee shall:

               (i) so long as no Payment Default has occurred and is continuing and the ownership of the Class [199__C-__] Notes is maintained in book-entry form by the Depository, confirm the Calculation Agent's determination of (1) the date of such next Interest Payment Date and
          (2) the amount payable to the Calculation Agent and notify the Calculation Agent of any discrepancy therein; and

               (ii) advise the Depository, so long as the ownership of the Class [199__C-__] Notes is maintained in book-entry form by the Depository, of the Applicable Rate and the Interest Amount in respect of the next succeeding Interest Period.

     Section 2.07.  CALCULATION AGENT.

          (a)  [                           ] shall serve as the initial
     Calculation Agent for the Class [199__C-__] Notes. The Calculation Agent shall be (i) a bank or trust company duly organized under the laws of the United States of America or any state or territory thereof, and having a combined capital stock, surplus and undivided profits of at least $15,000,000 or (ii) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $15,000,000 and, in either case, authorized by law to perform all the duties imposed upon it hereunder. The Calculation Agent may resign and be discharged of the duties and obligations created hereunder by giving at least 90 days' written notice to the Issuer and the Trustee (30 days' written notice if the Calculation Agent has not been paid its fee for more than 30 days). The Calculation Agent may be removed at any time by the Trustee if the Calculation Agent is an entity other than the Trustee, acting at the direction of the Issuer or the holders of 51% of the aggregate principal amount of the Class [199__C-__] Notes, by an instrument signed by the Trustee and filed with the Calculation Agent and the Issuer upon at least 90 days' notice. If the Calculation Agent and the Trustee are the same entity, the Calculation Agent may be removed as described above, with the Issuer acting in lieu of the Trustee.

          (b) In the event that the Calculation Agent shall resign or be removed or dissolved, or if the property or affairs of the Calculation Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Issuer shall use its best efforts to appoint a successor as Calculation Agent, and the Trustee shall thereupon enter into an agreement with such successor to perform the duties of the Calculation Agent as described herein.

          (c) The Calculation Agent (if other than the Trustee) shall be acting as agent for the Trustee, as trustee, registrar and paying agent for the Class [199__C-__] Notes, in connection with its duties hereunder. In the absence of bad faith or negligence on its part, the Calculation Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties hereunder and shall not be liable for any error of judgment made in good faith unless the Calculation Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts necessary to make such judgment.

     Section 2.08. CREDIT RATINGS. The Issuer shall take all reasonable action necessary to enable at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the SEC under the Securities Exchange Act) to provide credit ratings for the Class [199__C-__] Notes.

     Section 2.09. NOTICE. The Issuer shall use its best efforts to provide the Trustee and, so long as no Payment Default has occurred and is continuing and the ownership of the Class [199__C-__] Notes is maintained in book-entry form by the Depository, the Calculation Agent with notice of any change in the maximum rate permitted by law on the Class [199__C-__] Notes.

     Section 2.10.  NOTICE OF PAYMENT DEFAULT.

          (a) If the Issuer determines that a Payment Default has occurred the Issuer shall promptly notify the Trustee thereof.

          (b) So long as the ownership of the Class [199__C-__] Notes is maintained in book-entry form by the Depository, upon the occurrence of a Payment Default the Trustee shall immediately send a notice thereof to the Calculation Agent by telecopy or similar means.


          (c) So long as the ownership of the Class [199__C-__] Notes is maintained in book-entry form by the Depository, the Trustee shall immediately send notice to the Calculation Agent by telecopy or similar means if a Payment Default is cured.

                                    EXHIBIT A

                        FORM OF CLASS [199__A-__] SENIOR
                               [AUCTION] RATE NOTES


     EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS GLOBAL NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE SECURITIES DEPOSITORY (AS DEFINED HEREIN) OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.



                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTE
                             SENIOR CLASS [199__-__]
                               [AUCTION] RATE NOTE

REGISTERED NO. R-                                        REGISTERED $__________

MATURITY DATE:          INTEREST RATE:      ORIGINAL ISSUE DATE      CUSIP NO.
July 1, 20__               Variable          [__________,____]     ____________

PRINCIPAL SUM:                                                        DOLLARS
REGISTERED OWNER: [CEDE & CO.]


     UNION FINANCIAL SERVICES-1, INC., a corporation organized under the corporation laws of the State of Nevada (the "Issuer," which term includes any successor corporation under the Amended and Restated Indenture of Trust, dated as of June 15, 1996 (as amended, the "Indenture"), between the Issuer and Norwest Bank Minnesota, National Association, as trustee (the "Trustee," which term includes any successor trustee under the Indenture)) for value received, hereby promises to pay to the Registered Owner (stated above) or registered assigns, the Principal Sum of (stated above), but solely from the revenues and receipts hereinafter specified and not otherwise, on the Maturity Date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this note at the Principal Office of the Trustee, as paying agent, trustee, authenticating agent and registrar for the Notes, or a duly appointed successor paying agent, and to pay interest in arrears on said Principal Sum, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Owner hereof from the most recent Interest Payment Date to which interest has been paid hereon, until the payment of said principal sum in full.

     Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture.

     This note shall initially bear interest at the rate of interest per annum established by the Broker-Dealer for the initial Auction Period pursuant to the Broker-Dealer Agreement, written notice of which shall be given to the Trustee. For each Auction Period thereafter, the unpaid principal amount hereof from time to time outstanding shall bear interest at the Auction Rate determined in accordance with the provisions of Appendix A of the Indenture, payable on each Interest Payment Date and on the date of payment or redemption of principal hereof to the extent of interest accrued on the principal then being paid or redeemed, such interest to accrue from the later of the date hereof or the date through which interest has been paid or duly provided for. Interest at the Auction Rate established from time to time pursuant to Appendix A of the Indenture shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

     This note shall bear interest at an Auction Rate based on an Auction Period that shall, until adjusted pursuant to Appendix A of the Indenture, generally consist of [__] days, all as determined in Appendix A of the Indenture.

     THE AUCTION PERIOD, THE AUCTION RATE, THE METHOD OF DETERMINING THE AUCTION RATE ON THIS NOTE AND THE AUCTION PROCEDURES RELATED THERETO, AN AUCTION PERIOD ADJUSTMENT, A CHANGE IN THE AUCTION DATE AND THE INTEREST PAYMENT DATES WILL BE DETERMINED IN ACCORDANCE WITH THE TERMS, CONDITIONS AND PROVISIONS OF, INCLUDING, WITHOUT LIMITATION, REQUIRED NOTICES THEREOF TO THE EXISTING OWNERS OF THE AUCTION RATE NOTES, THE INDENTURE AND THE AUCTION AGENT AGREEMENT, TO WHICH TERMS, CONDITIONS AND PROVISIONS SPECIFIC REFERENCE IS HEREBY MADE, AND ALL OF WHICH TERMS, CONDITIONS AND PROVISIONS ARE HEREBY SPECIFICALLY INCORPORATED HEREIN BY REFERENCE.

     Such interest is payable by check or draft drawn upon the Trustee and mailed or wire transfer on the Interest Payment Date to the person who is the Registered Owner hereof on the Record Date at the address of such Registered Owner as it appears on the registration books (the "Note Register") maintained by the Trustee.

     The principal of and interest on this note are payable in lawful money of the United States of America. If the specified date for any payment of principal or interest accrued to such specified date shall be a day other than a Business Day then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the specified date for such payment without additional interest.

     This note is one of a series of notes of the Issuer designated Taxable Student Loan Asset-Backed Notes, Senior [Class 199__A-__] Auction Rate Notes, dated the Original Issue Date, in the aggregate original principal amount of $__________ (the "Class [199__A-__] Notes") which, together with the Issuer's Taxable Student Loan Asset-Backed Notes, Senior Class [199__A-__] Auction Rate Notes issued in the collective aggregate principal amount of

$__________ (the "Class [199__A-__]") (collectively, the "Class [199__A-__]
Notes"), the Issuer's Taxable Student Loan Asset-Backed Notes, Subordinate
Class [199__B-__] [INDEX] Rate Notes issued in the aggregate principal amount of $__________ (the "Class [199__B-__] Notes") and the Issuer's Taxable Student Loan Asset-Backed Notes, Junior-Subordinate Class [199__C-__] [FIXED] [INDEX] Rate Notes issued in the aggregate principal amount of $___________ (the "Class [199__C-__] Notes") have been authorized by the Issuer under a certain resolution, and issued by the Issuer pursuant to the Indenture. The proceeds of such notes will be used by the Issuer, together with other moneys of the Issuer, for the purpose of financing the acquisition of student loans, fund a reserve fund and to pay certain costs and expenses in connection with the issuance of such notes. The Issuer has previously issued $48,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-1 Auction Rate Securities (ARS-SM-) (the "Class 1996A-1 Notes"), $48,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-2 Auction Rate Securities (ARS-SM-) (the "Class 1996A-2 Notes"), $11,100,000 of its Taxable Student Loan Asset-Backed Notes, Subordinate Class 1996B LIBOR Rate (the "Class 1996B Notes") $73,700,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-3 Auction Rate Securities (ARS-SM-) (the "Class 1996A-3 Notes"), $54,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-4 Auction Rate Securities (ARS-SM-) (the "Class 1996A-4 Notes") and $14,200,000 of its Taxable Student Loan Asset-Backed Notes, Subordinate Class 1996B-2 LIBOR Rate (the "Class 1996B-2 Notes"). The Class 1996A-1 Notes, the Class 1996A-2 Notes, the Class 1996A-3 Notes, the Class 1996A-4 Notes and the Class [199__A-__] Notes are collectively referred to herein as the "Class A Notes." The Class 1996B Notes, the Class 1996B-2 Notes and the Class [199__B-__] Notes are collectively referred to herein as the "Class B Notes." The Class [199__C-__] Notes are referred to herein as the "Class C Notes." The Indenture provides for the issuance of additional notes (the "Additional Notes") which may be secured on a parity with or subordinate to the Class A Notes, the Class B Notes and the Class C Notes as may be determined by the Issuer. The Class A Notes, the Class B Notes, the Class C Notes and any Additional Notes are collectively referred to herein as the "Notes."

     [MANDATORY REDEMPTION. This note is subject to mandatory redemption by the Issuer, in whole or in part, on any Interest Payment Date from certain moneys in the Senior Note Redemption Account of the Note Redemption Fund created pursuant to the Indenture at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date.]

     [This note is also subject to mandatory redemption by the Issuer at a redemption price equal to the principal amount thereof plus accrued interest, if any, to the date of redemption thereof from moneys in the Senior Note Redemption Account of the Note Redemption Fund on the Interest Payment Date next succeeding [__________, ____], to the extent that moneys remain in the Series 199__-__ Loan Account of the Student Loan Fund on such date, unless, no such mandatory redemption is needed to maintain the ratings on certain of the Notes as provided in the Indenture.]

     [This note is also subject to mandatory redemption at a redemption price equal to the principal amount thereof plus accrued interest on any Interest Payment Date when excess revenue moneys are deposited in the Senior Note Redemption Account from the Revenue Fund.]

     [OPTIONAL REDEMPTION. This note is subject to redemption at the option of the Issuer, in whole or in part, from any source of funds on any Interest Payment Date at a redemption price equal to the principal amount of this note being redeemed, plus accrued interest, if any, to the redemption date.]

     [EXTRAORDINARY OPTIONAL REDEMPTION. This note is also subject to extraordinary optional redemption, at the option of the Issuer, at a redemption price equal to the principal amount of this note being redeemed, plus accrued interest to the date of redemption, without premium in whole or in part on any Interest Payment Date, if the Issuer reasonably determines that it is unable to acquire Financed Eligible Loans, that the rate of return on Financed Eligible Loans has materially decreased, or that the costs of administering the Trust have place unreasonable burdens upon the ability of the Issuer to perform its obligations under the Indenture.]

     OPTIONAL PURCHASE. The Issuer may purchase or cause to be purchased all of the Notes on any Interest Payment Date on which the aggregate current principal balance of the Notes shall be less than or equal to 10% of the initial aggregate principal balance of the Notes on the Date of Issuance, at a purchase price equal to the aggregate current principal balance of such Notes, plus accrued interest on the Notes through the day preceding the Interest Payment Date on which the purchase occurs.

     NOTICE OF REDEMPTION OR PURCHASE. Notice of the call for redemption shall be given by the Trustee by mailing a copy of the notice at least 15 days prior to the redemption or purchase date to the Registered Owners of the Notes to be redeemed in whole or in part at the address of such Registered Owner last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption or purchase of such Auction Rate Notes for which no such failure or defect occurs. All Notes called for redemption or purchase will cease to bear interest after the specified redemption or purchase date, provided funds for their payment are on deposit at the place of payment at the time. If less than all Notes are to be redeemed or purchased, Notes shall be selected for redemption or purchase as provided in the Indenture.

     SWAP AGREEMENTS. The Indenture provides that the Issuer may enter into an interest rate swap or basis agreement between the Issuer and a swap provider (a "Swap Counterparty"), as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Issuer and a Swap Counterparty, as originally executed and as amended or supplemented, in each case approved in writing by the Rating Agency, for the purpose of converting in whole or in part the Issuer's variable interest rate liability on all or a portion of the Notes bearing interest at a variable rate issued on a parity therewith to a fixed rate liability or for the purpose of converting in whole or in part the Issuer's fixed interest rate liability on all or a portion of any Additional Notes bearing interest at a fixed rate issued on a parity therewith to a variable rate liability. Payments due to a Swap Counterparty from the Issuer pursuant to the applicable Swap Agreement (including, but not limited to, payments in respect of an Early Termination Date, as defined in the applicable Swap Agreement) are referred to herein as "Issuer Swap Payments."

     The principal of and interest on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Swap Payments secured on a parity with the Class A Notes are payable on a superior basis to such payments on the Class B Notes and any Additional Notes issued on a parity or subordinate to the Class B Notes; provided, however, that current principal and interest may be paid on the Class B Notes and any Additional Notes issued on a parity with the Class B Notes or subordinate to the Class B Notes if all principal and interest payments due and owing at such time on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Swap Payments secured on a parity with the Class A Notes have been previously made or provided for as provided in the Indenture.

     Reference is hereby made to the Indenture, copies of which are on file in the Principal Office of the Trustee, and to all of the provisions of which any Registered Owner of this note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes; the Issuer's student loan origination and acquisition program; the revenues and other money pledged to the payment of the principal of and interest on the Notes; the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Registered Owners of the Notes and any Swap Counterparty; the rights and remedies of the Registered Owner hereof with respect hereto and thereto, including the limitations upon the right of a Registered Owner hereof to institute any suit, action, or proceeding in equity or at law with respect hereto and thereto; the rights, duties, and obligations of the Issuer and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, and covenants made therein may be discharged at or prior to the stated maturity or earlier redemption of this note, and this note thereafter shall no longer be secured by the Indenture or be deemed to be Outstanding, as defined in the Indenture, thereunder; and for the other terms and provisions thereof.

     THE NOTES ARE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM, AND FURTHER SECURED BY, THE TRUST ESTATE, AS DEFINED IN THE INDENTURE.

     No recourse, either directly or indirectly, shall be had for the payment of the principal of and interest on this note or any claim based hereon or in respect hereof or of the Indenture, against the Trustee, or any incorporator, director, officer, employee, or agent of the Issuer, nor against the State of Nevada, or any official thereof, but the obligation to pay all amounts required by the Indenture securing this note and the obligation to do and perform the covenants and acts required of the Issuer therein and herein shall be and remain the responsibility and obligation of said Issuer, limited as herein set forth.

     Subject to the restrictions specified in the Indenture, this note is transferable on the Note Register kept for that purpose by the Trustee, as registrar, upon surrender of this note for transfer at the principal office of the Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Registered Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same series, Stated Maturity, of authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount will be issued to the designated transferee or transferees. At the option of the Registered Owner, any Note may be exchanged for other Notes in authorized denominations upon surrender of the Note to be exchanged at the principal office of the Trustee. Upon any such presentation for exchange, one or more new Notes of the same series, Stated Maturity, in authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount as the Note or Notes so surrendered will be issued to the Registered Owner of the Note or Notes so surrendered; and the Note or Notes so surrendered shall thereupon be cancelled by the Trustee.

     Notwithstanding the foregoing, so long as the ownership of the Notes is maintained in book-entry form by The Depository Trust Company (the "Securities Depository") or a nominee thereof, this note may be transferred in whole but not in part only to the Securities Depository or a nominee thereof or to a successor Securities Depository or its nominee.

     The Issuer, the Trustee, and any agent of either of them shall treat the Person in whose name this note is registered as the Registered Owner hereof
(i) on the record date for purposes of receiving timely payment of interest hereon, and (ii) on the date of surrender of this note for purposes of receiving payment of principal hereof at its stated maturity and (iii) for all other purposes, whether or not this note is overdue, and neither the Issuer, the Trustee, nor any such agent shall be affected by notice to the contrary.

     To the extent permitted by the Indenture, modifications or alterations of the Indenture and any supplemental indenture may be made with the consent of less than all of the Registered Owners of the Notes then outstanding or without the consent of any of such Registered Owners (by reason of a change in the Act or Regulation or to cure ambiguities or conflicts), but such modification or alteration is not permitted to affect the maturity date, Stated Maturity, amount, Interest Payment Date, or rate of interest on any outstanding Notes or affect the rights of the Registered Owners of less than all of the Notes outstanding.

     The Registered Owner hereof shall not have the right to demand payment of this note or any interest hereon out of funds raised or to be raised by taxation.

     Any capitalized term used herein and not otherwise defined herein shall have the same meaning ascribed to such term in the herein defined Indenture unless the context shall clearly indicate otherwise.

     It is hereby certified and recited that all acts and things required by the laws of the State of Nevada to happen, exist, and be performed precedent to and in the issuance of this note, and the passage of said resolution and the execution of said Indenture, have happened, exist and have been performed as so required.

     IN TESTIMONY WHEREOF, the Board of Directors of UNION FINANCIAL SERVICES-1, INC. has caused the seal of the Issuer to be impressed or a facsimile thereof to be printed hereon, and this note to be executed by the President and Secretary of the Issuer all as of the Original Issue Date.

[SEAL]                        UNION FINANCIAL SERVICES-1, INC.



                              By
                                  --------------------------------------
                                   President



                              By
                                  --------------------------------------
                                   Secretary

                          CERTIFICATE OF AUTHENTICATION


     This note is one of the Class [199__A-__] Notes designated therein and described in the within-mentioned Indenture.

                              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee



                              By
                                  --------------------------------------
                                   Authorized Signatory

AUTHENTICATION DATE:


- --------------------------------------

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________ (Social Security or other identifying number __________) the within note and all rights thereunder and hereby irrevocably appoints __________ attorney to transfer the within note on the books kept for registration thereof, with full power of substitution in the premises.

DATED:                        SIGNED:
      --------------------          ------------------------------------------
                              NOTICE: The signature on this Assignment must correspond with the name of the Registered Owner as it appears on the face of the within note in every particular.


Signature Guaranteed by:


- --------------------------------------
A Member of The New York Stock
Exchange or a State or National
Bank

                                    EXHIBIT B

            FORM OF CLASS [199__B-__] SUBORDINATE [INDEX] RATE NOTES


     EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS GLOBAL NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE SECURITIES DEPOSITORY (AS DEFINED HEREIN) OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.


                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTE
                          SUBORDINATE CLASS [199__B-__]
                                [INDEX] RATE NOTE

REGISTERED NO. R-1                           REGISTERED $__________

MATURITY DATE:       INTEREST RATE:      ORIGINAL ISSUE DATE      CUSIP NO.

July 1, ____         Variable            [__________, ____]       __________

PRINCIPAL SUM:                                                           DOLLARS
REGISTERED OWNER: [CEDE & CO.]


     UNION FINANCIAL SERVICES-1, INC., a corporation organized under the corporation laws of the State of Nevada (the "Issuer," which term includes any successor corporation under the Amended and Restated Indenture of Trust, dated as of June 15, 1996 (as amended, the "Indenture"), between the Issuer and Norwest Bank Minnesota, National Association, as trustee (the "Trustee," which term includes any successor trustee under the Indenture)), for value received, hereby promises to pay to the Registered Owner (stated above) or registered assigns, the Principal Sum of (stated above), but solely from the revenues and receipts hereinafter specified and not otherwise, on the Maturity Date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this note at the Principal Office of the Trustee, as paying agent, trustee, authenticating agent and registrar for the Notes, or a duly appointed successor paying agent, and to pay interest in arrears on said Principal Sum, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Owner hereof from the most recent Interest Payment Date to which interest has been paid hereon, until the payment of said principal sum in full, at the [INDEX]-Based Rate on the [__________] Business Day of each month (each an "Interest Payment Date"), commencing [__________, ____]. Such interest is payable by check or draft drawn upon the Trustee and mailed on the Interest Payment Date to the person who is the Registered Owner hereof on the

Record Date at the address of such Registered Owner as it appears on the registration books (the "Note Register") maintained by the Trustee.

     Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture.

     This note shall bear interest at [INDEX]-Based Rate, all as determined in Appendix B of the Indenture.

     The principal of and interest on this note are payable in lawful money of the United States of America. If the specified date for any payment of principal or interest accrued to such specified date shall be a day other than a Business Day then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the specified date for such payment without additional interest.

     Interest payable on this note shall be computed on the assumption that each year contains 360 days and actual days elapsed.

     This note is one of a series of notes of the Issuer designated Taxable Student Loan Asset-Backed Notes, Subordinate Class [199__B-__] [INDEX] Rate Notes, dated the Original Issue Date, in the aggregate original principal amount of $__________ (the "Class [199__B-__] Notes") which, together with the Issuer's Taxable Student Loan Asset-Backed Notes, Senior Class [199__A-__] Auction Rate Notes issued in the aggregate principal amount of $___________ (the
"Class [199__A-__] Notes") and the Issuer's Taxable Student Loan Asset-Backed Notes, Junior-Subordinate Class [199__C-__] [FIXED] [INDEX] Rate Notes issued in the aggregate principal amount of $___________ (the "Class [199__C-__] Notes") have been authorized by the Issuer under a certain resolution, and issued by the Issuer pursuant to the Indenture. The Issuer has previously issued $48,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-1 Auction Rate Securities (ARS-SM-) (the "Class 1996A-1 Notes"), $48,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-2 Auction Rate Securities (ARS-SM-) (the "Class 1996A-2 Notes"), $11,100,000 of its Taxable Student Loan Asset-Backed Notes, Subordinate Class 1996B LIBOR Rate (the
"Class 1996B Notes"), $73,700,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-3 Auction Rate Securities (ARS-SM-) (the
"Class 1996A-3 Notes"),$54,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-4 Auction Rate Securities (ARS-SM-) (the
"Class 1996A-4 Notes") and $14,200,000 of its Taxable Student Loan Asset-Backed Notes, Subordinate Class 1996B-2 LIBOR Rate (the "Class 1996B-2 Notes"). The Class 1996A-1 Notes, the Class 1996A-2 Notes, the Class 1996A-3 Notes, the
Class 1996A-4 Notes and the Class [199__A-__] Notes are collectively referred to herein as the "Class A Notes." The Class 1996B Notes, the Class 1996B-2 Notes and the Class [199__B-__] Notes are collectively referred to herein as the
"Class B Notes."   The Class [199__C-__] Notes are referred to herein as the
"Class C Notes." The proceeds of such notes will be used by the Issuer, together with other moneys of the Issuer, for the purpose of providing funds to finance the acquisition of student loans, fund a reserve fund and to pay certain costs and expenses in connection with the issuance of such notes. The Indenture provides for the issuance of additional notes (the "Additional Notes") which may be secured on a parity with or subordinate to the Class A Notes, the Class B Notes or the Class C Notes as determined by the Issuer. The Class A Notes, the Class B Notes, the Class C Notes and any Additional Notes are collectively referred to herein as the "Notes."

     [MANDATORY REDEMPTION. This note is subject to redemption by the Issuer, in whole or in part, on any Interest Payment Date on or after [__________, ____], from certain moneys in the Subordinate Note Redemption Account of the Note Redemption Fund created pursuant to the Indenture at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date.]

     [This note is also subject to mandatory redemption by the Issuer at a redemption price equal to the principal amount thereof plus accrued interest, if any, to the date of redemption thereof from moneys in the Subordinate Note Redemption Account of the Note Redemption Fund on an Interest Payment Date succeeding [__________, ____], to the extent that moneys remain in the Series 199__-__ Loan Account of the Student Loan Fund on such date; unless no such mandatory redemption is needed to maintain the ratings on certain of the Notes as provided in the Indenture.]

     [EXTRAORDINARY OPTIONAL REDEMPTION. This note is subject to extraordinary optional redemption, at the option of the Issuer, at a redemption price equal to the principal amount of this note being redeemed, plus accrued interest to the date of redemption, without premium in whole or in part on any Interest Payment Date, if the Issuer reasonably determines that it is unable to acquire Financed Eligible Loans, that the rate of return on Financed Eligible Loans has materially decreased, or that the costs of administering the Trust have placed unreasonable burdens upon the ability of the Issuer to perform its obligations under the Indenture.]

     [OPTIONAL REDEMPTION. This note is subject to redemption at the option of the Issuer from any source of funds, in whole or in part, on any Interest Payment Date on or after [__________, ____] at a redemption price equal to the principal amount of this note being redeemed, plus accrued interest on the date of redemption.]

     OPTIONAL PURCHASE. The Issuer may purchase or cause to be purchased all of the Notes on any Interest Payment Date on which the aggregate current principal balance of the Notes shall be less than or equal to 10% of the initial aggregate principal balance of the Notes on the Date of Issuance, at a purchase price equal to the aggregate current principal balance of such Notes, plus accrued interest on the Notes through the day preceding the Interest Payment Date on which the purchase occurs.

     NOTICE OF REDEMPTION OR PURCHASE. Notice of the call for redemption or purchase shall be given by the Trustee by mailing a copy of the notice at least 15 days prior to the redemption or purchase date to the Registered Owners of Notes to be redeemed or purchased in whole or in part at the address of such Registered Owner last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption or purchase of such Notes for which no such failure or defect occurs. All Notes called for redemption or purchase will cease to bear interest after the specified redemption or purchase date, provided funds for their payment are on deposit at the place of payment at the time. If less than all Notes are to be redeemed or purchased, Notes shall be selected for redemption or purchase as provided in the Indenture.

     SWAP AGREEMENTS. The Indenture provides that the Issuer may enter into an interest rate swap or basis agreement between the Issuer and a swap provider (a "Swap Counterparty"), as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Issuer and a Swap Counterparty, as originally executed and as amended or supplemented, in each case approved in writing by each of the Rating Agency, for the purpose of converting in whole or in part the Issuer's variable interest rate liability on all or a portion of the Notes bearing interest at a variable rate issued on a parity therewith to a fixed rate liability or for the purpose of converting in whole or in part the Issuer's fixed interest rate liability on all or a portion of any Additional Notes bearing interest at a fixed rate issued on a parity therewith or subordinate to a variable rate liability. Payments due to a Swap Counterparty from the Issuer pursuant to the applicable Swap Agreement (including, but not limited to, payments in respect of an Early Termination Date, as defined in the applicable Swap Agreement) are referred to herein as "Issuer Swap Payments."

     The principal of and interest on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Swap Payments secured on a parity with the Class A Notes are payable on a superior basis to such payments on the Class B Notes, the Class C Notes and any Additional Notes issued on a parity with or subordinate to the Class B Notes or the Class C Notes; provided, however, that current principal and interest may be paid on the Class B Notes and the Class C Notes and any Additional Notes issued on a parity with or subordinate to the Class B Notes and the Class C Notes only if all principal and interest payments due and owing at such time on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Swap Payments secured on a parity with the Class A Notes have been previously made or provided for as provided in the Indenture. The principal of and interest on the Class B Notes and any Additional Notes issued on a parity with the Class B Notes and any Issuer Swap Payments secured on a parity with the Class B Notes are payable on a superior basis to such payments on the Class C Notes and any Additional Notes issued on a parity with or subordinate to the Class C Notes.

     Reference is hereby made to the Indenture, copies of which are on file in the Principal Office of the Trustee, and to all of the provisions of which any Registered Owner of this note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes; the Issuer's student loan origination and acquisition program; the revenues and other money pledged to the payment of the principal of and interest on the Notes; the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Registered Owners of the Notes and any Swap Counterparty; the rights and remedies of the Registered Owner hereof with respect hereto and thereto, including the limitations upon the right of a Registered Owner hereof to institute any suit, action, or proceeding in equity or at law with respect hereto and thereto; the rights, duties, and obligations of the Issuer and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, and covenants made therein may be discharged at or prior to the stated maturity or earlier redemption of this note, and this note thereafter shall no longer be secured by the Indenture or be deemed to be Outstanding, as defined in the Indenture, thereunder; and for the other terms and provisions thereof.

     THE NOTES ARE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM, AND FURTHER SECURED BY, THE TRUST ESTATE, AS DEFINED IN THE INDENTURE.

     No recourse, either directly or indirectly, shall be had for the payment of the principal of and interest on this note or any claim based hereon or in respect hereof or of the Indenture, against the Trustee, or any incorporator, director, officer, employee, or agent of the Issuer, but the obligation to pay all amounts required by the Indenture securing this note and the obligation to do and perform the covenants and acts required of the Issuer therein and herein shall be and remain the responsibility and obligation of said Issuer, limited as herein set forth.

     Subject to the restrictions specified in the Indenture, this note is transferable on the Note Register kept for that purpose by the Trustee, as registrar, upon surrender of this note for transfer at the principal office of the Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Registered Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same series, Stated Maturity, of authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount will be issued to the designated transferee or transferees. At the option of the Registered Owner, any Note may be exchanged for other Notes in authorized denominations upon surrender of the Note to be exchanged at the principal office of the Trustee. Upon any such presentation for exchange, one or more new Notes of the same series, Stated Maturity, in authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount as the Note or Notes so surrendered will be issued to the Registered Owner of the Note or Notes so surrendered; and the Note or Notes so surrendered shall thereupon be cancelled by the Trustee.

     Notwithstanding the foregoing, so long as the ownership of the Notes is maintained in book-entry form by The Depository Trust Company (the "Securities Depository") or a nominee thereof, this note may be transferred in whole but not in part only to the Securities Depository or a nominee thereof or to a successor Securities Depository or its nominee.

     The Issuer, the Trustee, and any agent of either of them shall treat the Person in whose name this note is registered as the Registered Owner hereof
(i) on the record date for purposes of receiving timely payment of interest hereon, and (ii) on the date of surrender of this note for purposes of receiving payment of principal hereof at its stated maturity and (iii) for all other purposes, whether or not this note is overdue, and neither the Issuer, the Trustee, nor any such agent shall be affected by notice to the contrary.

     To the extent permitted by the Indenture, modifications or alterations of the Indenture and any supplemental indenture may be made with the consent of less than all of the Registered Owners of the Notes then outstanding or without the consent of any of such Registered Owners (by reason of a change in the Act or Regulation or to cure ambiguities or conflicts), but such modification or alteration is not permitted to affect the maturity date, Stated Maturity, amount, Interest Payment Date, or rate of interest on any outstanding Notes or affect the rights of the Registered Owners of less than all of the Notes outstanding.

     The Registered Owner hereof shall not have the right to demand payment of this note or any interest hereon out of funds raised or to be raised by taxation.


     Any capitalized term used herein and not otherwise defined herein shall have the same meaning ascribed to such term in the herein defined Indenture unless the context shall clearly indicate otherwise.

     It is hereby certified and recited that all acts and things required by the laws of the State of Nevada to happen, exist, and be performed precedent to and in the issuance of this note, and the passage of said resolution and the execution of said Indenture, have happened, exist and have been performed as so required.

     IN TESTIMONY WHEREOF, the Board of Directors of UNION FINANCIAL SERVICES-1, INC. has caused the seal of the Issuer to be impressed or a facsimile thereof to be printed hereon, and this note to be executed by the President and Secretary of the Issuer all as of the Original Issue Date.

[SEAL]                                 UNION FINANCIAL SERVICES-1, INC.



                                        By
                                            -----------------------------------
                                             President



                                        By
                                            -----------------------------------
                                             Secretary

                          CERTIFICATE OF AUTHENTICATION


     This note is one of the Class [199__B-__] Notes designated therein and described in the within-mentioned Indenture.

                              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee



                              By
                                  --------------------------------------
                                   Authorized Signatory

AUTHENTICATION DATE:


- --------------------------------------

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________ (Social Security or other identifying number __________) the within note and all rights thereunder and hereby irrevocably appoints __________ attorney to transfer the within note on the books kept for registration thereof, with full power of substitution in the premises.

DATED:                        SIGNED:
                                      --------------------------------------
                              NOTICE: The signature on this Assignment must correspond with the name of the Registered Owner as it appears on the face of the within note in every particular.


Signature Guaranteed by:


- --------------------------------------
A Member of The New York Stock
Exchange or a State or National
Bank

                                    EXHIBIT C

                  FORM OF CLASS [199__C-__] JUNIOR-SUBORDINATE
                           [FIXED] [INDEX] RATE NOTES

     EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS GLOBAL NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE SECURITIES DEPOSITORY (AS DEFINED HEREIN) OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.


                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTE
                      JUNIOR SUBORDINATE CLASS [199__C-__]
                            [FIXED] [INDEX] RATE NOTE

REGISTERED NO. R-1                           REGISTERED $__________

MATURITY DATE: INTEREST RATE: ORIGINAL ISSUE DATE CUSIP NO.

July 1, ____             Variable       [__________, ____]       __________

PRINCIPAL SUM:                                                           DOLLARS
REGISTERED OWNER: [CEDE & CO.]


     UNION FINANCIAL SERVICES-1, INC., a corporation organized under the corporation laws of the State of Nevada (the "Issuer," which term includes any successor corporation under the Amended and Restated Indenture of Trust, dated as of June 15, 1996 (as amended, the "Indenture"), between the Issuer and Norwest Bank Minnesota, National Association, as trustee (the "Trustee," which term includes any successor trustee under the Indenture)), for value received, hereby promises to pay to the Registered Owner (stated above) or registered assigns, the Principal Sum of (stated above), but solely from the revenues and receipts hereinafter specified and not otherwise, on the Maturity Date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this note at the Principal Office of the Trustee, as paying agent, trustee, authenticating agent and registrar for the Notes, or a duly appointed successor paying agent, and to pay interest in arrears on said Principal Sum, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Owner hereof from the most recent Interest Payment Date to which interest has been paid hereon, until the payment of said principal sum in full, at the [FIXED] [INDEX] Rate on the [__________] Business Day of each month (each an "Interest Payment Date"), commencing [__________, ____]. Such interest is payable by check or draft drawn upon the Trustee and mailed on the Interest Payment Date to the person who is the Registered Owner hereof on the

Record Date at the address of such Registered Owner as it appears on the registration books (the "Note Register") maintained by the Trustee.

     Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture.

     This note shall bear interest at [FIXED] [INDEX]-Based Rate, all as determined in Appendix B of the Indenture.

     The principal of and interest on this note are payable in lawful money of the United States of America. If the specified date for any payment of principal or interest accrued to such specified date shall be a day other than a Business Day then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the specified date for such payment without additional interest.

     Interest payable on this note shall be computed on the assumption that each year contains [___ days] and [actual days elapsed].

     This note is one of a series of notes of the Issuer designated Taxable Student Loan Asset-Backed Notes, Junior Subordinate Class [199__C-__] [FIXED] [INDEX] Rate Notes, dated the Original Issue Date, in the aggregate original principal amount of $__________ (the "Class [199__C-__] Notes") which, together with the Issuer's Taxable Student Loan Asset-Backed Notes, Senior Class [199__A- __] Auction Rate Notes issued in the aggregate principal amount of $___________ (the "Class [199__A-__] Notes") and the Issuer's Taxable Student Loan Asset-Backed Notes, Subordinate Class [199__B-__] [INDEX] Rate Notes issued in the aggregate principal amount of $____________ (the "Class [199__B-__] Notes") have been authorized by the Issuer under a certain resolution, and issued by the Issuer pursuant to the Indenture. The Issuer has previously issued $48,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-1 Auction Rate Securities (ARS-SM-) (the "Class 1996A-1 Notes"), $48,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-2 Auction Rate Securities (ARS-SM-) (the "Class 1996A-2 Notes"), $11,100,000 of its Taxable Student Loan Asset-Backed Notes, Subordinate Class 1996B LIBOR Rate (the
"Class 1996B Notes"), $73,700,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-3 Auction Rate Securities (ARS-SM-) (the
"Class 1996A-3 Notes"),$54,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-4 Auction Rate Securities (ARS-SM-) (the
"Class 1996A-4 Notes") and $14,200,000 of its Taxable Student Loan Asset-Backed Notes, Subordinate Class 1996B-2 LIBOR Rate (the "Class 1996B-2 Notes"). The Class 1996A-1 Notes, the Class 1996A-2 Notes, the Class 1996A-3 Notes, the
Class 1996A-4 Notes and the Class [199__A-__] Notes are collectively referred to herein as the "Class A Notes." The Class 1996B Notes, the Class 1996B-2 Notes and the Class [199__B-__] Notes are collectively referred to herein as the
"Class B Notes."   The Class [199__C-__] Notes are referred to hereing as the
"Class C Notes." The proceeds of such notes will be used by the Issuer, together with other moneys of the Issuer, for the purpose of providing funds to finance the acquisition of student loans, fund a reserve fund and to pay certain costs and expenses in connection with the issuance of such notes. The Indenture provides for the issuance of additional notes (the "Additional Notes") which may be secured on a parity with or subordinate to the Class A Notes, the Class B Notes or the Class C Notes as determined by the Issuer. The Class A Notes, the Class B Notes and the Class C Notes and any Additional Notes are collectively referred to herein as the "Notes."

     [MANDATORY REDEMPTION. This note is subject to redemption by the Issuer, in whole or in part, on any Interest Payment Date on or after [__________, ____], from certain moneys in the Junior-Subordinate Note Redemption Account of the Note Redemption Fund created pursuant to the Indenture at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date.]

     [This note is also subject to mandatory redemption by the Issuer at a redemption price equal to the principal amount thereof plus accrued interest, if any, to the date of redemption thereof from moneys in the Junior-Subordinate Note Redemption Account of the Note Redemption Fund on an Interest Payment Date succeeding [__________, ____], to the extent that moneys remain in the Series 199__-__ Loan Account of the Student Loan Fund on such date; unless no such mandatory redemption is needed to maintain the ratings on certain of the Notes as provided in the Indenture.]

     [EXTRAORDINARY OPTIONAL REDEMPTION. This note is subject to extraordinary optional redemption, at the option of the Issuer, at a redemption price equal to the principal amount of this note being redeemed, plus accrued interest to the date of redemption, without premium in whole or in part on any Interest Payment Date, if the Issuer reasonably determines that it is unable to acquire Financed Eligible Loans, that the rate of return on Financed Eligible Loans has materially decreased, or that the costs of administering the Trust have placed unreasonable burdens upon the ability of the Issuer to perform its obligations under the Indenture.]

     [OPTIONAL REDEMPTION. This note is subject to redemption at the option of the Issuer from any source of funds, in whole or in part, on any Interest Payment Date on or after [__________, ____] at a redemption price equal to the principal amount of this note being redeemed, plus accrued interest on the date of redemption.]

     OPTIONAL PURCHASE. The Issuer may purchase or cause to be purchased all of the Notes on any Interest Payment Date on which the aggregate current principal balance of the Notes shall be less than or equal to 10% of the initial aggregate principal balance of the Notes on the Date of Issuance, at a purchase price equal to the aggregate current principal balance of such Notes, plus accrued interest on the Notes through the day preceding the Interest Payment Date on which the purchase occurs.

     NOTICE OF REDEMPTION OR PURCHASE. Notice of the call for redemption or purchase shall be given by the Trustee by mailing a copy of the notice at least 15 days prior to the redemption or purchase date to the Registered Owners of Notes to be redeemed or purchased in whole or in part at the address of such Registered Owner last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption or purchase of such Notes for which no such failure or defect occurs. All Notes called for redemption or purchase will cease to bear interest after the specified redemption or purchase date, provided funds for their payment are on deposit at the place of payment at the time. If less than all Notes are to be redeemed or purchased, Notes shall be selected for redemption or purchase as provided in the Indenture.

     SWAP AGREEMENTS. The Indenture provides that the Issuer may enter into an interest rate swap or basis agreement between the Issuer and a swap provider (a "Swap Counterparty"), as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Issuer and a Swap Counterparty, as originally executed and as amended or supplemented, in each case approved in writing by each of the Rating Agency, for the purpose of converting in whole or in part the Issuer's variable interest rate liability on all or a portion of the Notes bearing interest at a variable rate issued on a parity therewith to a fixed rate liability or for the purpose of converting in whole or in part the Issuer's fixed interest rate liability on all or a portion of any Additional Notes bearing interest at a fixed rate issued on a parity therewith or subordinate to a variable rate liability. Payments due to a Swap Counterparty from the Issuer pursuant to the applicable Swap Agreement (including, but not limited to, payments in respect of an Early Termination Date, as defined in the applicable Swap Agreement) are referred to herein as "Issuer Swap Payments."

     The principal of and interest on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Swap Payments secured on a parity with the Class A Notes are payable on a superior basis to such payments on the Class B Notes and the Class C Notes and any Additional Notes issued on a parity with or subordinate to the Class B Notes and the Class C Notes and any Additional Notes issued on a parity with or subordinate to the Class C Notes; provided, however, that current principal and interest may be paid on the Class B Notes and any Additional Notes issued on a parity with or subordinate to the Class B Notes and the Class C Notes and any Additional Notes issued on a parity with or subordinate to the Class C Notes only if all principal and interest payments due and owing at such time on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Swap Payments secured on a parity with the Class A Notes have been previously made or provided for as provided in the Indenture. The principal of and interest on the Class C Notes and any Additional Notes issued on a parity with the Class C Notes and any Issuer Swap Payments secured on a parity with the Class C Notes are payable on a superior basis to such payments on any Additional Notes issued subordinate to the Class C Notes.

     Reference is hereby made to the Indenture, copies of which are on file in the Principal Office of the Trustee, and to all of the provisions of which any Registered Owner of this note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes; the Issuer's student loan origination and acquisition program; the revenues and other money pledged to the payment of the principal of and interest on the Notes; the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Registered Owners of the Notes and any Swap Counterparty; the rights and remedies of the Registered Owner hereof with respect hereto and thereto, including the limitations upon the right of a Registered Owner hereof to institute any suit, action, or proceeding in equity or at law with respect hereto and thereto; the rights, duties, and obligations of the Issuer and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, and covenants made therein may be discharged at or prior to the stated maturity or earlier redemption of this note, and this note thereafter shall no longer be secured by the Indenture or be deemed to be Outstanding, as defined in the Indenture, thereunder; and for the other terms and provisions thereof.

     THE NOTES ARE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM, AND FURTHER SECURED BY, THE TRUST ESTATE, AS DEFINED IN THE INDENTURE.

     No recourse, either directly or indirectly, shall be had for the payment of the principal of and interest on this note or any claim based hereon or in respect hereof or of the Indenture, against the Trustee, or any incorporator, director, officer, employee, or agent of the Issuer, but the obligation to pay all amounts required by the Indenture securing this note and the obligation to do and perform the covenants and acts required of the Issuer therein and herein shall be and remain the responsibility and obligation of said Issuer, limited as herein set forth.

     Subject to the restrictions specified in the Indenture, this note is transferable on the Note Register kept for that purpose by the Trustee, as registrar, upon surrender of this note for transfer at the principal office of the Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Registered Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same series, Stated Maturity, of authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount will be issued to the designated transferee or transferees. At the option of the Registered Owner, any Note may be exchanged for other Notes in authorized denominations upon surrender of the Note to be exchanged at the principal office of the Trustee. Upon any such presentation for exchange, one or more new Notes of the same series, Stated Maturity, in authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount as the Note or Notes so surrendered will be issued to the Registered Owner of the Note or Notes so surrendered; and the Note or Notes so surrendered shall thereupon be cancelled by the Trustee.

     Notwithstanding the foregoing, so long as the ownership of the Notes is maintained in book-entry form by The Depository Trust Company (the "Securities Depository") or a nominee thereof, this note may be transferred in whole but not in part only to the Securities Depository or a nominee thereof or to a successor Securities Depository or its nominee.

     The Issuer, the Trustee, and any agent of either of them shall treat the Person in whose name this note is registered as the Registered Owner hereof
(i) on the record date for purposes of receiving timely payment of interest hereon, and (ii) on the date of surrender of this note for purposes of receiving payment of principal hereof at its stated maturity and
(iii) for all other purposes, whether or not this note is overdue, and neither the Issuer, the Trustee, nor any such agent shall be affected by notice to the contrary.

     To the extent permitted by the Indenture, modifications or alterations of the Indenture and any supplemental indenture may be made with the consent of less than all of the Registered Owners of the Notes then outstanding or without the consent of any of such Registered Owners (by reason of a change in the Act or Regulation or to cure ambiguities or conflicts), but such modification or alteration is not permitted to affect the maturity date, Stated Maturity, amount, Interest Payment Date, or rate of interest on any outstanding Notes or affect the rights of the Registered Owners of less than all of the Notes outstanding.

     The Registered Owner hereof shall not have the right to demand payment of this note or any interest hereon out of funds raised or to be raised by taxation.

     Any capitalized term used herein and not otherwise defined herein shall have the same meaning ascribed to such term in the herein defined Indenture unless the context shall clearly indicate otherwise.

     It is hereby certified and recited that all acts and things required by the laws of the State of Nevada to happen, exist, and be performed precedent to and in the issuance of this note, and the passage of said resolution and the execution of said Indenture, have happened, exist and have been performed as so required.

     IN TESTIMONY WHEREOF, the Board of Directors of UNION FINANCIAL SERVICES-1, INC. has caused the seal of the Issuer to be impressed or a facsimile thereof to be printed hereon, and this note to be executed by the President and Secretary of the Issuer all as of the Original Issue Date.

[SEAL]                        UNION FINANCIAL SERVICES-1, INC.


                              By

                                  --------------------------------------
                                   President



                              By
                                  --------------------------------------
                                   Secretary

                          CERTIFICATE OF AUTHENTICATION


     This note is one of the Class [199__C-__] Notes designated therein and described in the within-mentioned Indenture.

                              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee



                              By
                                  --------------------------------------
                                   Authorized Signatory

AUTHENTICATION DATE:


- --------------------------------------

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________ (Social Security or other identifying number __________) the within note and all rights thereunder and hereby irrevocably appoints __________ attorney to transfer the within note on the books kept for registration thereof, with full power of substitution in the premises.

DATED:                        SIGNED:
                                      --------------------------------------
                              NOTICE: The signature on this Assignment must correspond with the name of the Registered Owner as it appears on the face of the within note in every particular.


Signature Guaranteed by:


- --------------------------------------
A Member of The New York Stock
Exchange or a State or National
Bank

                                    EXHIBIT D

                  SERIES 199__-__ CLOSING CASH FLOW PROJECTIONS

                                    EXHIBIT E

                  SERIES 199__-__ CLOSING CASH FLOW PROJECTIONS

                                    EXHIBIT F

                            NOTICE OF PAYMENT DEFAULT

                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                CLASS [199__A-__]
                               AUCTION RATE NOTES


     NOTICE IS HEREBY GIVEN that a Payment Default has occurred and is continuing with respect to the Auction Rate Notes identified above. The next Auction for the Auction Rate Notes will not be held. The Auction Rate for the Auction Rate Notes for the next succeeding Interest Period shall be the Non-Payment Rate.

                              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee



Dated: _______________________          By
                                           ---------------------------------

                                    EXHIBIT G

                        NOTICE OF CURE OF PAYMENT DEFAULT

                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                CLASS [199__A-__]
                               AUCTION RATE NOTES


     NOTICE IS HEREBY GIVEN that a Payment Default with respect to the Auction Rate Notes identified above has been waived or cured. The next Interest Payment Date is __________________________ and the Auction Date is ___________________.

                              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee



Dated: _______________________          By
                                             --------------------------------

                                    EXHIBIT H

                       NOTICE OF PROPOSED CHANGE IN LENGTH
                         OF ONE OR MORE AUCTION PERIODS


                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                CLASS [199__A-__]
                               AUCTION RATE NOTES


     Notice is hereby given that the Issuer proposes to change the length of one or more Auction Periods pursuant to the Amended and Restated Indenture of Trust, as amended (the "Indenture") as follows:

     1. The change shall take effect on _______________, the Interest Rate Adjustment Date for the next Auction Period (the "Effective Date").

     2.   The Auction Period Adjustment in Paragraph 1 shall take place only if
(a) the Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the Auction Period commencing on the Effective Date, a certificate from the Issuer, as required by the Indenture authorizing the change in length of one or more Auction Periods and (b) Sufficient Bids exist on the Auction Date for the Auction Period commencing on the Effective Date.

     3. If the condition referred to in (a) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date will be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (a) is met but the condition referred to in (b) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date shall be the Maximum Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

     4. It is hereby represented, upon advice of the Auction Agent for the Class [199__A-__] Notes described herein, that there were Sufficient Bids for such Class [199__A-__] Notes at the Auction immediately preceding the date of this Notice.

     5. Terms not defined in this Notice shall have the meanings set forth in the Indenture entered into in connection with the Class [199__A-__] Notes.

                              UNION FINANCIAL SERVICES-1, INC.



Dated:                        By
       ------------------         -----------------------------------

                                    EXHIBIT I

                      NOTICE ESTABLISHING CHANGE IN LENGTH
                         OF ONE OR MORE AUCTION PERIODS


                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                CLASS [199__A-__]
                               AUCTION RATE NOTES


     Notice is hereby given that the Issuer hereby establishes new lengths for one or more Auction Periods pursuant to the Amended and Restated Indenture of Trust, as amended:

     1. The change shall take effect on _______________, the Interest Rate Adjustment Date for the next Auction Period (the "Effective Date").

     2. For the Auction Period commencing on the Effective Date, the Interest Rate Adjustment Date shall be _______________, or the next succeeding Business Day if such date is not a Business Day.

     3. For Auction Periods occurring after the Auction Period commencing on the Effective Date, the Interest Rate Adjustment Date shall be [_______________(date) and every ______________(number) ______________(day of week) thereafter] [every ______________(number) ______________(day of week)
after the date set forth in paragraph 2 above], or the next Business Day if any such day is not a Business Day; provided, however, that the length of subsequent Auction Periods shall be subject to further change hereafter as provided in the Indenture of Trust.

     4. The changes described in paragraphs 2 and 3 above shall take place only upon delivery of this Notice and the satisfaction of other conditions set forth in the Indenture of Trust and our prior notice dated _______________ regarding the proposed change.

     5. Terms not defined in this Notice shall have the meanings set forth in the Indenture of Trust relating to the Class [199__A-__] Notes.

                              UNION FINANCIAL SERVICES-1, INC.



Dated:                        By
       -------------------        ---------------------------------------

                                    EXHIBIT J

                        NOTICE OF CHANGE IN AUCTION DATE

                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                CLASS [199__A-__]
                               AUCTION RATE NOTES


     Notice is hereby given by [                  ], as Market Agent for the
Auction Rate Notes, that with respect to the Auction Rate Notes, the Auction Date is hereby changed as follows:

     1. With respect to Class [199__A-__] Notes, the definition of "Auction Date" shall be deemed amended by substituting "_______________(number) Business Day" in the second line thereof and by substituting "_______________(number) Business Days" for "two Business Days" in subsection (d) thereof.

     2. This change shall take effect on _______________ which shall be the Auction Date for the Auction Period commencing on _______________.

     3. The Auction Date for the Class [199__A-__] Notes shall be subject to further change hereafter as provided in the Indenture of Trust.

     4. Terms not defined in this Notice shall have the meaning set forth in the Amended and Restated Indenture of Trust, as amended relating to the Class [199__A-__] Notes.

                              [                  ], as Market Agent



Dated:                        By
       -------------------        --------------------------------

                                    EXHIBIT K

                  NOTICE OF PROPOSED ADJUSTMENT TO PERCENTAGE
                   USED IN DETERMINING [MAXIMUM AUCTION RATE]
                       [ALL HOLD RATE] [NON-PAYMENT RATE]

                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                CLASS [199__A-__]
                               AUCTION RATE NOTES


     Notice is hereby given that the Market Agent hereby proposes to change the [percentage] [Applicable Percentage] used in determining the [Maximum Auction Rate] [All Hold Rate] [Non-Payment Rate] with respect to the captioned Auction Rate Notes pursuant to the Amended and Restated Indenture of Trust, as amended (the "Indenture") relating to such Auction Rate Notes:

     1. The change shall take effect on the date of commencement of the next Auction Period (the "Effective Date").

     2. For the Auction Period commencing on the Effective Date, and each Auction Period thereafter, it is proposed that the percentage used in determining the [Maximum Auction Rate] [All Hold Rate] [Non-Payment Rate] shall be ____________________.

     3. The adjustment to the percentage used in determining the [Maximum Auction Rate] [All Hold Rate] [Non-Payment Rate] in paragraph 2 above shall take place only if (A) the Trustee, the Auction Agent and the Market Agent receive, by 11:00 a.m., eastern time, on the Business Day immediately preceding the Effective Date, an Issuer Certificate authorizing the adjustment of such percentage as specified in such Certificate, together with a copy of the Issuer consent thereto and the opinion of Note Counsel as required by the Indenture; and (B) the Trustee and the Issuer have received written confirmation from each of the Rating Agencies then rating the Auction Rate Notes that such proposed adjustment will not adversely affect its ratings then applicable to any of the Auction Rate Notes.

     4. If any of the conditions referred to in paragraph 3(A) and (B) above are not met, the existing percentage used to determine the [Maximum Auction Rate] [All Hold Rate] [Non-Payment Rate] shall remain in effect, and the rate of interest on the captioned Auction Rate Notes for the next succeeding Interest Period shall be determined in accordance with the Auction Procedures.

     Terms used herein have the meanings set forth in the Indenture.

                              [                  ], as Market Agent


Dated:                        By
       -------------------       ----------------------------------

                                    EXHIBIT L

             NOTICE ESTABLISHING NEW PERCENTAGE USED IN DETERMINING
            [MAXIMUM AUCTION RATE] [ALL HOLD RATE] [NON-PAYMENT RATE]

                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                CLASS [199__A-__]
                               AUCTION RATE NOTES


     Notice is hereby given that the Issuer hereby establishes a new [percentage] [Applicable Percentage] to be used in determining the [Maximum Auction Rate] [All Hold Rate] [Non-Payment Rate] with respect to the captioned Auction Rate Notes pursuant to the Amended and Restated Indenture of Trust, as amended (the "Indenture") relating to such Auction Rate Notes:

     1. The change shall take effect on ______________________, the commencement of the next Auction Period (the "Effective Date").

     2. For the Auction Period commencing on the Effective Date, and each Auction Period thereafter, the percentage used in determining the [Maximum Auction Rate] [All Hold Rate] [Non-Payment Rate] shall be ____________________.

     3. The change described in paragraph 2 above shall take place only upon delivery of this Notice and the satisfaction of other conditions set forth in the Indenture and the Market Agent's prior notice dated ___________________ regarding the proposed change.

     Terms used herein have the meanings set forth in the Indenture.

                              UNION FINANCIAL SERVICES-1, INC.


Dated:                        By
        -------------------      ---------------------------------------

                                       L-1